SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                             Filed by the Registrant                         [X]
                   Filed by a Party other than the Registrant                [ ]

Check the appropriate box:
[X]      Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]      Definitive Proxy Statement

[ ]      Definitive Additional Materials

[ ]      Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

         (Name of Registrant as Specified In Its Charter)
         Fidelity Concord Street Trust

         (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.

[ ]      Fee  computed on table below per  Exchange  Act Rules  14a-6(i)(1)  and
         0-11.

         (1)    Title of each class of securities to which transaction applies:

         (2)    Aggregate number of securities to which transaction applies:

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

         (4) Proposed maximum aggregate value of transaction:

         (5)    Total Fee Paid:

[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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         (1)    Amount Previously Paid:

         (2)    Form, Schedule or Registration Statement No.:

         (3)    Filing Party:

         (4)    Date Filed:



                   SPARTAN(REGISTERED) U.S. EQUITY INDEX FUND
                         SPARTAN TOTAL MARKET INDEX FUND
                       SPARTAN EXTENDED MARKET INDEX FUND
                        SPARTAN INTERNATIONAL INDEX FUND
                                    FUNDS OF
                          FIDELITY CONCORD STREET TRUST

                82 DEVONSHIRE STREET, BOSTON, MASSACHUSETTS 02109
                                 1-800-___-____


                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of the above funds:

    NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the Meeting) of Spartan U.S. Equity Index Fund, Spartan Total Market Index Fund, Spartan Extended Market Index Fund, and Spartan International Index Fund (the funds) will be held at the office of Fidelity Concord Street Trust (the trust), 82 Devonshire Street, Boston, Massachusetts 02109 on September 15, 1999, at 10:00 a.m. The purpose of the Meeting is to consider and act upon the following proposals, and to transact such other business as may properly come before the Meeting or any adjournments thereof.

    1(a). To approve an interim sub-advisory agreement with Bankers Trust
          Company for each fund.
    1(b). To approve a new sub-advisory agreement with Bankers Trust Company for each fund.
    2.    To approve a new "manager-of-managers" arrangement for each fund.

    The Board of Trustees has fixed the close of business on July 19, 1999 as the record date for the determination of the shareholders of each of the funds entitled to notice of, and to vote at, such Meeting and any adjournments thereof.

                                             By order of the Board of Trustees,
                                                      ERIC D. ROITER, Secretary
July 19, 1999


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                            YOUR VOTE IS IMPORTANT -
                     PLEASE RETURN YOUR PROXY CARD PROMPTLY.

SHAREHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. ANY SHAREHOLDER WHO DOES NOT EXPECT TO ATTEND THE MEETING IS URGED TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO AVOID UNNECESSARY EXPENSE, WE ASK YOUR COOPERATION IN MAILING YOUR PROXY CARD PROMPTLY, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.

                      INSTRUCTIONS FOR EXECUTING PROXY CARD

    The following general rules for executing proxy cards may be of assistance to you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.

    1. INDIVIDUAL ACCOUNTS: Your name should be signed exactly as it appears in the registration on the proxy card.

    2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

    3. ALL OTHER ACCOUNTS should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card. For example:

       REGISTRATION                          VALID SIGNATURE
       ------------                          ---------------
       A. 1) ABC Corp.                       John Smith, Treasurer
          2) ABC Corp.                       John Smith, Treasurer
             c/o John Smith, Treasurer
       B. 1) ABC Corp. Profit Sharing Plan   Ann B. Collins, Trustee
          2) ABC Trust                       Ann B. Collins, Trustee
          3) Ann B. Collins, Trustee         Ann B. Collins, Trustee
             u/t/d 12/28/78
       C. 1) Anthony B. Craft, Cust.         Anthony B. Craft
             f/b/o Anthony B. Craft, Jr.
             UGMA


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                                 PROXY STATEMENT

                       SPECIAL MEETING OF SHAREHOLDERS OF
                         FIDELITY CONCORD STREET TRUST:
                         SPARTAN U.S. EQUITY INDEX FUND
                         SPARTAN TOTAL MARKET INDEX FUND
                       SPARTAN EXTENDED MARKET INDEX FUND
                        SPARTAN INTERNATIONAL INDEX FUND
                        TO BE HELD ON SEPTEMBER 15, 1999

    This Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees of Fidelity Concord Street Trust (the trust) to be used at the Special Meeting of Shareholders of Spartan U.S. Equity Index Fund, Spartan Total Market Index Fund, Spartan Extended Market Index Fund, and Spartan International Index Fund (the funds) and at any adjournments thereof (the Meeting), to be held on September 15, 1999 at 10:00 a.m., at 82 Devonshire Street, Boston, Massachusetts 02109, the principal executive office of the trust and Fidelity Management & Research Company (FMR), the funds' investment adviser.

    The purpose of the Meeting is set forth in the accompanying Notice. The solicitation is being made primarily by the mailing of this Proxy Statement and the accompanying proxy card on or about July 19, 1999. Supplementary solicitations may be made by mail, telephone, telegraph, facsimile, electronic means or by personal interview by representatives of the trust. In addition, Management Information Services Corp. (MIS) and D.F. King & Co., Inc. may be paid on a per-call basis to solicit shareholders on behalf of the funds at an anticipated cost of approximately $_____ (Spartan U.S. Equity Index Fund), $______ (Spartan Total Market Index Fund), $______ (Spartan Extended Market Index Fund), and $____ (Spartan International Index Fund). [The expenses in connection with preparing Proposals 1(a) and 2 of this Proxy Statement and its enclosures and of all solicitations will be borne by Bankers Trust Company (BT), subadviser to the funds. BT will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares.] [The expenses in connection with preparing Proposal 1(b) of this Proxy Statement and its enclosures and of all solicitations will be borne by FMR. FMR will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares.] The principal business address of Fidelity Distributors Corporation (FDC), the funds' principal underwriter and distribution agent, is 82 Devonshire Street, Boston, Massachusetts 02109. The principal business address of BT is 130 Liberty Street, New York, New York 10006.

    If the enclosed proxy card is executed and returned, it may nevertheless be revoked at any time prior to its use by written notification received by the trust, by the execution of a later-dated proxy card, by the trust's receipt of a subsequent valid telephonic vote or by attending the Meeting and voting in person.

    All proxy cards solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the Meeting, and are not revoked, will be voted at the Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a proxy card, it will be voted FOR the matters specified on the proxy card. Only proxies that are voted will be counted towards establishing a quorum. Broker non-votes are not considered voted for this purpose. Shareholders should note that while votes to ABSTAIN will count toward establishing a quorum, passage of any proposal being considered at the Meeting will occur only if a sufficient number of votes are cast FOR the proposal. Accordingly, votes to ABSTAIN and votes AGAINST will have the same effect in determining whether the proposal is approved.

    The funds may also arrange to have votes recorded by telephone. [The expenses in connection with telephone voting will be borne by BT.]/[The expenses in connection with telephone voting will be borne by FMR.] If the funds record votes by telephone, they will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies voted by telephone may be

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revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked. D.F. King & Co., Inc. may be paid on a per-call basis for vote-by-phone solicitations on behalf of the funds at an anticipated cost of approximately $_____ (Spartan U.S. Equity Index Fund), $______ (Spartan Total Market Index Fund), $______ (Spartan Extended Market Index Fund), and $____ (Spartan International Index Fund).

    If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve one or more of the proposed items are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxy agents will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to each item, unless directed to vote AGAINST the item, in which case such shares will be voted AGAINST the proposed adjournment with respect to that item. A shareholder vote may be taken on one or more of the items in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate.

    Shares of each fund issued and outstanding as of May 31, 1999 are indicated in the following table:

    Spartan U.S. Equity Index Fund
    Spartan Total Market Index Fund
    Spartan Extended Market Index Fund
    Spartan International Index Fund

    [As of May 31, 1999, the Trustees and officers of the trust owned, in the aggregate, less than 1% of the funds' outstanding shares.]

    [To the knowledge of the trust, substantial (5% or more) record or beneficial ownership of each fund on May 31, 1999 was as follows:]

    [FMR has advised the trust that for Proposals __ contained in this Proxy Statement, it will vote its shares at the Meeting [FOR each Proposal.]] To the knowledge of the trust, no [other] shareholder owned of record or beneficially more than 5% of the outstanding shares of each fund on that date.

    Shareholders of record at the close of business on July 19, 1999 will be entitled to vote at the Meeting. Each such shareholder will be entitled to one vote for each dollar of net asset value held on that date.

    FOR A FREE COPY OF EACH FUND'S ANNUAL REPORT FOR THE FISCAL YEAR ENDED FEBRUARY 28, 1999, CALL 1-800-___-____ OR WRITE TO FIDELITY DISTRIBUTORS CORPORATION AT 82 DEVONSHIRE STREET, BOSTON, MASSACHUSETTS 02109.

    VOTE REQUIRED: APPROVAL OF EACH OF PROPOSALS 1(A), 1(B), AND 2 REQUIRES THE AFFIRMATIVE VOTE OF A "MAJORITY OF THE OUTSTANDING VOTING SECURITIES" OF THE APPROPRIATE FUND. UNDER THE INVESTMENT COMPANY ACT OF 1940 (THE 1940 ACT), THE VOTE OF A "MAJORITY OF THE OUTSTANDING VOTING SECURITIES" MEANS THE AFFIRMATIVE VOTE OF THE LESSER OF (A) 67% OR MORE OF THE VOTING SECURITIES PRESENT AT THE MEETING OR REPRESENTED BY PROXY IF THE HOLDERS OF MORE THAN 50% OF THE OUTSTANDING VOTING SECURITIES ARE PRESENT OR REPRESENTED BY PROXY OR (B) MORE THAN 50% OF THE OUTSTANDING VOTING SECURITIES. BROKER NON-VOTES ARE NOT CONSIDERED "PRESENT" FOR THIS PURPOSE.

                              OVERVIEW OF PROPOSALS
                              ---------------------


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      OVERVIEW OF PROPOSALS 1(A) AND 1(B). Bankers Trust Company ("BT"), the
funds' sub-adviser, is a wholly-owned subsidiary of Bankers Trust Corporation ("BT Corporation"). On _____, 1999, a wholly-owned subsidiary of Deutsche Bank AG ("Deutsche Bank") merged with and into BT Corporation (the "BT Merger"). The BT Merger could be considered a change of control of BT, resulting in the assignment and automatic termination of the sub-advisory agreements dated December 5, 1997 (Spartan U.S. Equity Index Fund) and November 3, 1997 (Spartan Total Market Index Fund, Spartan Extended Market Index Fund, and Spartan International Index Fund), among FMR, BT, and the trust, on behalf of the funds (the "Old Sub-Advisory Agreements"). THE BT MERGER HAS NO EFFECT ON THE FUNDS' INVESTMENT OBJECTIVES OR POLICIES.

      The Board of Trustees, including a majority of the Trustees who are not interested persons of the trust or of FMR (the "Independent Trustees"), has approved, and recommends that shareholders of each fund approve, an interim sub-advisory agreement among FMR, BT, and the trust, on behalf of the fund (the "Interim Sub-Advisory Agreement"), as described in Proposal 1(a). Under each fund's Interim Sub-Advisory Agreement, BT (subject to the supervision and direction of the Board of Trustees and/or FMR) is required to provide the same investment management, custodial, and securities lending services that it provided to the fund under the Old Sub-Advisory Agreement. OTHER THAN THE EXECUTION AND TERMINATION DATES, EACH FUND'S INTERIM SUB-ADVISORY AGREEMENT CONTAINS THE SAME TERMS AND CONDITIONS AS ITS OLD SUB-ADVISORY AGREEMENT. Under each fund's Interim Sub-Advisory Agreement, BT receives the same fees and expects to continue to provide the same level and quality of services as under the Old Sub-Advisory Agreement.

      On May 25, 1999, the SEC granted BT an exemptive order (the "BT Exemptive Order") permitting each fund's Interim Sub-Advisory Agreement to take effect, without shareholder approval, on [INSERT THE LATER OF THE EFFECTIVE DATE OF THE BT MERGER OR THE DATE ON WHICH THE SEC ISSUES THE BT EXEMPTIVE ORDER]. The BT Exemptive Order permits each fund's Interim Sub-Advisory Agreement to remain in effect, for an interim period of up to 150 days, through the date on which it is approved (or disapproved) by shareholders.

      The Board of Trustees, including a majority of the Independent Trustees, also has approved, and recommends that shareholders of each fund approve, a new sub-advisory agreement among FMR, BT, and the trust, on behalf of the fund (the "New Sub-Advisory Agreement"), as described in Proposal 1(b). If approved, each fund's New Sub-Advisory Agreement would replace its Interim Sub-Advisory Agreement effective October 1, 1999 (or on the first day of the first month following shareholder approval). If a fund's shareholders approve Proposal 1(b), BT (subject to the supervision and direction of the Board of Trustees and/or
FMR) will continue to provide investment management, custodial, and securities lending services to the fund, but all of these services will no longer be covered by the same contract. While each fund's Interim Sub-Advisory Agreement currently requires BT to provide investment management, custodial, and securities lending services to the fund, each fund's New Sub-Advisory Agreement would require BT to provide only investment management and custodial services to the fund. Under each fund's New Sub-Advisory Agreement, FMR, NOT THE FUND, would pay BT for providing these services. In conjunction with each fund's New Sub-Advisory Agreement, BT and the trust, on behalf of the fund, would enter into, and BT would continue to provide securities lending services to the fund under, a new, separate securities lending agreement (the "New Securities Lending Agreement"). Under each fund's New Securities Lending Agreement, it is anticipated that the fund would pay BT lower fees for providing securities lending services than the fund pays BT under the Interim Sub-Advisory Agreement. As discussed below, shareholders are not being asked to approve the New Securities Lending Agreements.

      OVERVIEW OF PROPOSAL 2. Shareholder approval of the Interim Sub-Advisory Agreements would not be necessary if the funds currently operated under a so-called "manager-of-managers" arrangement. As described in Proposal 2, a manager-of-managers arrangement would, among other things, permit FMR, with the approval of the Board of Trustees, to enter into a new sub-advisory agreement if a current agreement is assigned and automatically terminated, such as in the case of the BT Merger. Thus, the proposed arrangement would avoid the expenses and delays associated with holding a shareholder meeting to approve the new


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agreement. Such an arrangement also would permit FMR, with the approval of the
Board of Trustees, to change sub-advisers or materially modify a sub-advisory agreement without shareholder approval. THE PROPOSED ARRANGEMENT WOULD NOT, HOWEVER, PERMIT FMR TO INCREASE A FUND'S MANAGEMENT FEE RATE PAYABLE TO FMR UNDER THE PRESENT MANAGEMENT CONTRACT WITHOUT SHAREHOLDER APPROVAL.

      On May 19, 1999, FMR and the trust, on behalf of each fund, filed with the Securities and Exchange Commission (the "SEC") an exemptive application seeking authorization for each fund to operate under a manager-of-managers arrangement, subject to shareholder approval and certain other conditions. Although each fund cannot implement such an arrangement unless and until it receives the necessary SEC authorization, the Board of Trustees is taking this opportunity to seek shareholder approval of the proposed arrangement.

       Proposals 1(a), 1(b), and 2 do not affect the present management contracts dated December 5, 1997 (Spartan U.S. Equity Index Fund) and November 3, 1997 (Spartan Total Market Index Fund, Spartan Extended Market Index Fund, and Spartan International Index Fund) between FMR and the trust, on behalf of the funds (the "Present Management Contracts"). SHAREHOLDER APPROVAL OF THE PROPOSALS WILL NOT RESULT IN AN INCREASE OR A DECREASE IN A FUND'S MANAGEMENT FEE RATE PAYABLE TO FMR UNDER THE PRESENT MANAGEMENT CONTRACT. If shareholders approve the proposals, FMR expects to continue to provide the same level and quality of management services to each fund as it has always provided.

      Refer to each proposal below for more detailed information.

1(A). TO APPROVE AN INTERIM SUB-ADVISORY AGREEMENT WITH BT FOR EACH FUND.

      The Board of Trustees, including a majority of the Independent Trustees, has approved, and recommends that shareholders of each fund approve, the Interim Sub-Advisory Agreement.

      THE OLD SUB-ADVISORY AGREEMENTS. As discussed above, prior to the effective date of the BT Merger, BT served as the funds' sub-adviser pursuant to the Old Sub-Advisory Agreements. Spartan U.S. Equity Index Fund's shareholders approved the fund's Old Sub-Advisory Agreement at a special meeting held on November 19, 1997. FMR, as the then sole shareholder of each of Spartan Total Market Index Fund, Spartan Extended Market Index Fund, and Spartan International Index Fund, approved each fund's Old Sub-Advisory Agreement on September 5, 1997. Shareholders (or FMR, as the then sole shareholder, as the case may be) of each fund approved the appointment of BT as sub-adviser of the fund to handle the day-to-day management of the fund's investments and to provide custodial and securities lending services to the fund. FMR proposed, and the Board of Trustees approved, BT's appointment as part of FMR's efforts to provide services to the funds efficiently and at low cost.

      Under each fund's Old Sub-Advisory Agreement, BT (subject to the supervision and direction of the Board of Trustees and/or FMR) directed the fund's investments in accordance with its investment objective, policies, and limitations; voted the fund's portfolio securities; provided custodial services to the fund; and administered the fund's securities lending program. For providing these services to each fund, FMR paid BT monthly fees at an annual rate of 0.006% (Spartan U.S. Equity Index Fund), 0.0125% (Spartan Total Market Index Fund and Spartan Extended Market Index Fund), or 0.065% (Spartan International Index Fund) of the fund's average net assets. For Spartan International Index Fund, FMR also paid BT monthly fees of $35 per portfolio transaction (up to a maximum of $200,000 annually). Each fund paid BT monthly fees equal to 40% of net income from the fund's securities lending activities (and retained the remaining 60% of net income from its securities lending activities). Because the fees that each fund paid BT were based on a percentage of net income from securities lending, each fund paid the fees only to the extent that it earned income from securities lending. For the fiscal year ended February 28, 1999, FMR, on behalf of each fund, paid BT sub-advisory fees of $842,055 (Spartan U.S. Equity Index Fund), $12,890 (Spartan Total Market Index
Fund), $6,521 (Spartan Extended Market Index Fund), and $88,502 (Spartan International Index Fund), and each fund paid BT sub-advisory fees of $380,000


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(Spartan U.S. Equity Index Fund), $22,253 (Spartan Total Market Index Fund),
$30,583 (Spartan Extended Market Index Fund), and $2,632 (Spartan International Index Fund).

      IMPACT OF BT MERGER ON OLD SUB-ADVISORY AGREEMENTS. Generally, Section 15(a) of the 1940 Act requires that a fund's shareholders approve all agreements pursuant to which persons serve as investment advisers or sub-advisers to the fund. Section 15(a) also requires that such an agreement automatically terminate if it is assigned. An assignment of a sub-advisory agreement may be deemed to occur due to a change of control of the sub-adviser. Because BT became an indirect, wholly-owned subsidiary of Deutsche Bank as a result of the BT Merger, the BT Merger could be considered a change of control of BT, resulting in the assignment and automatic termination of the Old Sub-Advisory Agreements.

      THE INTERIM SUB-ADVISORY AGREEMENTS. As discussed above, the BT Exemptive Order permitted each fund's Interim Sub-Advisory Agreement to become effective, without shareholder approval, on _____, 1999. OTHER THAN THE EXECUTION AND TERMINATION DATES, EACH FUND'S INTERIM SUB-ADVISORY AGREEMENT CONTAINS THE SAME TERMS AND CONDITIONS AS ITS OLD SUB-ADVISORY AGREEMENT. Under each fund's Interim Sub-Advisory Agreement, BT receives the same fees and expects to continue to provide the same level and quality of services as under the Old Sub-Advisory Agreement.

      Under each fund's Interim Sub-Advisory Agreement, BT (subject to the supervision and direction of the Board of Trustees and/or FMR) directs the fund's investments in accordance with its investment objective, policies, and limitations; votes the fund's portfolio securities; provides custodial services to the fund; and administers the fund's securities lending program. For providing these services to each fund, FMR pays BT monthly fees at an annual rate of 0.006% (Spartan U.S. Equity Index Fund), 0.0125% (Spartan Total Market Index Fund and Spartan Extended Market Index Fund), or 0.065% (Spartan International Index Fund) of the fund's average net assets. For Spartan International Index Fund, FMR also pays BT monthly fees of $35 per portfolio transaction (up to a maximum of $200,000 annually). Each fund pays BT monthly fees equal to 40% of net income from the fund's securities lending activities (and retains the remaining 60% of net income from its securities lending activities). Securities lending is a means of earning a modest amount of income by lending the fund's securities to other parties temporarily. The party borrowing the securities (typically a broker-dealer or other institution) provides collateral to secure the loan, agrees to return the securities to the fund upon notice, and pays the fund a fee for the loan (and/or allows it to earn income on the collateral). Because the fees that each fund pays BT are based on a percentage of net income from securities lending, each fund pays the fees only to the extent that it earns income from securities lending.

      Under the terms of the BT Exemptive Order, BT is permitted to earn fees under each fund's Interim Sub-Advisory Agreement, provided that the fees are held in escrow pending shareholder approval of the Interim Sub-Advisory Agreement. In accordance with the BT Exemptive Order, the fees that BT has earned to date under each fund's Interim Sub-Advisory Agreement have been held in escrow, and any additional such fees will be held in escrow, until shareholders approve (or disapprove) the Interim Sub-Advisory Agreement. [As of _____, 1999, the amount in escrow totaled $_____ (Spartan U.S. Equity Index
Fund), $_____ (Spartan Total Market Index Fund), $_____ (Spartan Extended Market Index Fund), and $_____ (Spartan International Index Fund).] (The portion of net income from each fund's securities lending activities that the fund retains is not subject to the escrow arrangement.) If shareholders of a fund approve that fund's Interim Sub-Advisory Agreement, the fees held in escrow, together with any interest thereon, will be released to BT. If shareholders of a fund do not approve that fund's Interim Sub-Advisory Agreement, the fees held in escrow, together with any interest thereon, will be released to the fund.

      A copy of each fund's form of Interim Sub-Advisory Agreement is supplied as Exhibit 1 on page _. Each fund's Interim Sub-Advisory Agreement became effective on _____, 1999. If shareholders of a fund approve the fund's New Sub-Advisory Agreement (see Proposal 1(b) below), the fund's New Sub-Advisory Agreement will become effective on October 1, 1999 (or on the first day of the first month following approval), and the fund's Interim Sub-Advisory Agreement will terminate on that date. If shareholders of a fund approve the fund's Interim Sub-Advisory Agreement, but do not approve the fund's New Sub-Advisory

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Agreement, the fund's Interim Sub-Advisory Agreement will remain in effect through July 31, 2000, and from year to year thereafter, but only as long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of the Independent Trustees, and
(ii) the vote of either a majority of the Trustees or a majority of the outstanding shares of the fund. Each fund's Interim Sub-Advisory Agreement may be terminated on 60 days' written notice by the Board of Trustees and will terminate automatically in the event of its assignment. In addition, each fund's Interim Sub-Advisory Agreement may be modified subject to both Board and shareholder approval.

      MATTERS CONSIDERED BY THE BOARD. At meetings held on March 18, 1999 and May 20, 1999, the Board of Trustees, including the Independent Trustees, discussed the BT Merger and its implications for the funds and considered the Interim Sub-Advisory Agreements. In approving the Interim Sub-Advisory Agreements and recommending that they be presented to shareholders for their approval, the Trustees considered the best interests of the shareholders and took into account all factors that they deemed relevant. The Board of Trustees received materials relating to the Interim Sub-Advisory Agreements in advance of the meeting at which the Interim Sub-Advisory Agreements were considered, and had the opportunity to ask questions and request further information in connection with such consideration. During their deliberations, the Trustees considered that the Interim Sub-Advisory Agreements have substantially the same terms and conditions as the Old Sub-Advisory Agreements. The Trustees also considered that, under the Interim Sub-Advisory Agreements, BT receives the same fees, and expects to continue to provide the same level and quality of services to the funds, as under the Old Sub-Advisory Agreements. The Trustees further considered that the fees payable to BT under the Interim Sub-Advisory Agreements during the interim period would be deposited in an interest-bearing escrow account and released to BT if shareholders approve the Interim Sub-Advisory Agreements or to the funds if shareholders do not approve the Interim Sub-Advisory Agreements. In addition, the Board considered that BT recently pleaded guilty to misstating entries in the bank's books and records, but that the events leading up to BT's guilty plea did not arise out of the investment advisory or mutual fund activities of BT or its affiliates (see "Activities and Management of Bankers Trust Company" beginning on page _ below).

      CONCLUSION. The Board of Trustees has concluded that each fund's Interim Sub-Advisory Agreement will benefit the fund and its shareholders. The Board of Trustees, including a majority of the Independent Trustees, voted to approve the submission of the Interim Sub-Advisory Agreement to shareholders of each fund and recommends that shareholders of each fund vote FOR the Interim Sub-Advisory Agreement. If shareholders of a fund approve the fund's Interim Sub-Advisory Agreement, the fees held in escrow, together with any interest thereon, with respect to that fund will be released to BT. If shareholders of a fund do not approve the fund's Interim Sub-Advisory Agreement, the fees held in escrow, together with any interest thereon, with respect to that fund will be released to the fund and the Board of Trustees will consider what other action is in the best interest of the fund and its shareholders.

1(B). TO APPROVE A NEW SUB-ADVISORY AGREEMENT WITH BT FOR EACH FUND.

      The Board of Trustees, including a majority of the Independent Trustees, has approved, and recommends that shareholders of each fund approve, the New Sub-Advisory Agreement. If shareholders of a fund approve this proposal, BT (subject to the supervision and direction of the Board of Trustees and/or FMR) will continue to provide investment management and custodial services to the fund under the New Sub-Advisory Agreement, but will provide securities lending services to the fund under the New Securities Lending Agreement. Shareholders are not being asked to approve the New Securities Lending Agreement. SHAREHOLDER APPROVAL OF THIS PROPOSAL WILL NOT RESULT IN AN INCREASE OR A DECREASE IN A FUND'S MANAGEMENT FEE RATE PAYABLE TO FMR UNDER THE PRESENT MANAGEMENT CONTRACT.

      INTERIM SUB-ADVISORY AGREEMENTS. As stated above, under each fund's Interim Sub-Advisory Agreement, BT (subject to the supervision and direction of the Board of Trustees and/or FMR) directs the fund's investments in accordance with its investment objective, policies, and limitations; votes the fund's portfolio securities; provides custodial services to the fund; and administers the fund's securities lending program. For providing these services to each fund, FMR pays BT monthly fees at an annual rate of 0.006% (Spartan U.S. Equity

Index Fund), 0.0125% (Spartan Total Market Index Fund and Spartan Extended Market Index Fund), or 0.065% (Spartan International Index Fund) of the fund's average net assets. For Spartan International Index Fund, FMR also pays BT monthly fees of $35 per portfolio transaction (up to a maximum of $200,000 annually). Each fund pays BT monthly fees equal to 40% of net income from the fund's securities lending activities (and retains the remaining 60% of net income from its securities lending activities). (As stated above, the fees that BT has earned under each fund's Interim Sub-Advisory Agreement are being held in escrow pending shareholder approval of the fund's Interim Sub-Advisory Agreement.) Each fund's Interim Sub-Advisory Agreement explicitly requires the vote of a majority of the outstanding voting securities of the fund to authorize all amendments.

      Each fund's Interim (and Old) Sub-Advisory Agreements "bundle" investment advisory and securities lending services (among other services) under one contract. As a result of this kind of arrangement, each fund reports securities lending fees as expenses and, therefore, includes the fees in its expense ratio. Including securities lending fees in a fund's expense ratio makes the ratio higher than it would be otherwise. The Board of Trustees believes that including securities lending fees in a fund's expense ratio places the fund at a competitive disadvantage relative to its universe of "competing" funds, which were identified based on [investment objective and asset size]. Each fund's competitors generally have separate investment advisory and securities lending agreements. If a fund had a separate agreement covering only securities lending services, the fund (like its competitors) would net its securities lending fees against its securities lending income (rather than report the fees as expenses) and, therefore, would not include the fees in its expense ratio. Because each fund's competitors do not include securities lending fees in their expense ratios, [(assuming all other fees and expenses are equal)] the fund's expense ratio [will]/[may] be higher than its competitors' expense ratios.

      NEW SUB-ADVISORY AGREEMENTS. If approved, under each fund's New Sub-Advisory Agreement, BT (subject to the supervision and direction of the Board of Trustees and/or FMR) will continue to direct the fund's investments in accordance with its investment objective, policies, and limitations; vote the fund's portfolio securities; and provide custodial services to the fund. For providing these services to each fund, FMR will pay BT monthly fees at an annual rate of 0.006% (Spartan U.S. Equity Index Fund), 0.0125% (Spartan Total Market Index Fund and Spartan Extended Market Index Fund), or 0.065% (Spartan International Index Fund) of the fund's average net assets. For Spartan International Index Fund, FMR also will pay BT monthly fees of $35 per portfolio transaction (up to a maximum of $200,000 annually). A FUND WILL NOT PAY BT FEES FOR PROVIDING THESE SERVICES UNDER ITS NEW SUB-ADVISORY AGREEMENT. BT expects to provide the same level and quality of investment management and custodial services to each fund under the fund's New Sub-Advisory Agreement as it currently provides under the fund's Interim Sub-Advisory Agreement. Each fund's New Sub-Advisory Agreement is subject to the requirements of Section 15(a) of the 1940 Act and, therefore, shareholders are being asked to approve the New Sub-Advisory Agreement. If shareholders of a fund approve the fund's New Sub-Advisory Agreement, BT and the trust, on behalf of the fund, will enter into the New Securities Lending Agreement, pursuant to which BT will continue to administer the fund's securities lending program. (See "New Securities Lending Agreements" on page _ below.) Shareholders are not being asked to approve the New Securities Lending Agreements.

      Each fund's New Sub-Advisory Agreement would allow FMR, BT, and the trust, on behalf of the fund, to amend the New Sub-Advisory Agreement subject to the provisions of Section 15 of the 1940 Act, as modified or interpreted by the SEC. In contrast, each fund's Interim Sub-Advisory Agreement explicitly requires the vote of a majority of the outstanding voting securities of the fund to authorize all amendments. Generally, each fund's New Sub-Advisory Agreement's amendment provisions would allow amendment of the New Sub-Advisory Agreement without shareholder vote ONLY IF THE 1940 ACT SO PERMITS. In short, each fund's New Sub-Advisory Agreement's amendment provisions give FMR, BT, and the trust added flexibility to amend the New Sub-Advisory Agreement subject to 1940 Act constraints. Of course, any amendments to each fund's New Sub-Advisory Agreement would require the approval of the Board of Trustees.

   As stated above, FMR would pay all of BT's fees under each fund's New Sub-Advisory Agreement. If shareholders approve the New Sub-Advisory Agreements, FMR could, in the future and subject to the approval of the Board of Trustees, amend the New Sub-Advisory Agreements to change the fees FMR pays to BT for providing the services described above. IF SHAREHOLDERS OF A FUND APPROVE THE NEW SUB-ADVISORY AGREEMENT, FMR COULD NOT, HOWEVER, IN THE FUTURE AMEND THE FUND'S PRESENT MANAGEMENT CONTRACT TO INCREASE THE FUND'S MANAGEMENT FEE RATE PAYABLE TO FMR THEREUNDER WITHOUT SHAREHOLDER APPROVAL.

      A copy of each fund's form of New Sub-Advisory Agreement is supplied as
Exhibit 2 on page _. Except for the differences discussed above, each fund's New Sub-Advisory Agreement is substantially identical to the fund's Interim Sub-Advisory Agreement. If approved by shareholders of a fund, the fund's New Sub-Advisory Agreement will replace the fund's Interim Sub-Advisory Agreement and take effect on October 1, 1999 (or on the first day of the first month following approval), and will remain in effect through July 31, 2000, and from year to year thereafter, but only as long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of the Independent Trustees, and (ii) the vote of either a majority of the Trustees or a majority of the outstanding shares of the fund. If shareholders of a fund do not approve the fund's New Sub-Advisory Agreement, but do approve the fund's Interim Sub-Advisory Agreement, the fund's Interim Sub-Advisory Agreement will continue in effect as described in Proposal 1(a) above. Each fund's New Sub-Advisory Agreement may be terminated on 60 days' written notice by the Board of Trustees and will terminate automatically in the event of its assignment.

      NEW SECURITIES LENDING AGREEMENTS. As stated above, if shareholders of a fund approve the fund's New Sub-Advisory Agreement, BT and the trust, on behalf of the fund, will enter into the New Securities Lending Agreement, pursuant to which BT will continue to administer the fund's securities lending program. For providing securities lending services, it is currently anticipated that each fund will pay BT lower monthly fees equal to 35% of the fund's securities lending revenue (and the fund will retain the remaining 65%). Once the aggregate assets of the funds and Index 500 Portfolio and Spartan Market Index Fund (two other equity index funds managed by FMR and sub-advised by BT) (collectively, the "Six Equity Index Funds") exceed $35 billion and the aggregate assets of Spartan Total Market Index Fund, Spartan Extended Market Index Fund and Spartan International Index Fund (collectively, the "Three Equity Index Funds") exceed $600 million, the portion of securities lending revenue payable to BT will be
(i) 30% on the first $5 million per year, (ii) 25% on the next $2.5 million per year, and (iii) 20% on the excess of securities lending revenue per year over $7.5 million. As of April 30, 1999, the aggregate assets of the Six Equity Index Funds were $31.2 billion, and the aggregate assets of the Three Equity Index Funds were $420 million.

      As stated above, as a result of the New Securities Lending Agreement, each fund would net its securities lending fees against its securities lending income and, therefore, would not include the fees in its expense ratio. Each fund's New Securities Lending Agreement is a service contract, not an investment advisory contract. As such, each fund's New Securities Lending Agreement is not subject to the requirements of Section 15(a) of the 1940 Act and, therefore, SHAREHOLDERS ARE NOT BEING ASKED TO APPROVE THE NEW SECURITIES LENDING AGREEMENT. (See Proposal 1(a) above for a brief explanation of the funds' securities lending program.) Shareholder approval would not be required for amendments to each fund's New Securities Lending Agreement (including changes to the anticipated fee structure). Of course, any amendments to each fund's New Securities Lending Agreement would require the approval of the Board of Trustees.

      IMPACT ON FUND EXPENSES. The following table illustrates the impact of the proposal on each fund's expenses. The following table provides data concerning each fund's [management and sub-advisory fees and] total operating expenses for the fiscal year ended February 28, 1999, under the fund's Interim Sub-Advisory Agreement and if the fund's New Sub-Advisory Agreement (and separate New Securities Lending Agreement, as described above) had been in effect during the same period. The following data are [based on historical expenses adjusted to reflect current fees and are] calculated as percentages of each fund's average net assets. The total operating expenses provided below do not reflect the effect of any expense reimbursements or reduction of certain expenses during the period.

SPARTAN U.S. EQUITY INDEX FUND     Interim Agreement        New Agreements
------------------------------     -----------------        --------------

Management Fee                     0.24%**                  0.24%
12b-1 Fees                         None                     None
Other Expenses                     0.18%                    0.18%
Total Operating Expenses*          0.42%**                  0.42%

* FMR currently reimburses the fund to the extent that its total operating expenses (with the exceptions noted below) exceed 0.19% of its average net assets. Expenses eligible for reimbursement do not include interest, taxes, brokerage commissions, or extraordinary expenses. Sub-advisory fees paid by the fund associated with securities lending are not eligible for reimbursement and, under the Interim Sub-Advisory Agreement, represent an additional expense for the fund. The expense reimbursement arrangement will remain in effect through December 31, 1999.

** Including sub-advisory fees of less than 0.01%, equal to 40% of net income from securities lending (not visible due to rounding).

     Spartan U.S. Equity Index Fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. Including this reduction, the fund's total operating expenses, after reimbursement, would have been 0.18% under both the Interim Agreement and the New Agreements.

SPARTAN TOTAL MARKET INDEX         Interim Agreement        New Agreements
--------------------------         -----------------        --------------
FUND
----

Management Fee                     0.26%**                  0.24%
12b-1 Fees                         None                     None
Other Expenses                     0.41%                    0.41%
Total Operating Expenses*          0.67%**                  0.65%

* FMR currently reimburses the fund to the extent that its total operating expenses (with the exceptions noted below) exceed 0.25% of its average net assets. Expenses eligible for reimbursement do not include interest, taxes, brokerage commissions and other transaction costs, or extraordinary expenses. Sub-advisory fees paid by the fund associated with securities lending are not eligible for reimbursement and, under the Interim Sub-Advisory Agreement, represent an additional expense for the fund. The expense reimbursement arrangement will remain in effect through December 31, 1999.

** Including sub-advisory fees of 0.02%, equal to 40% of net income from securities lending.

SPARTAN EXTENDED MARKET INDEX      Interim Agreement        New Agreements
-----------------------------      -----------------        --------------
FUND
----

Management Fee                     0.30%**                  0.24%
12b-1 Fees                         None                     None
Other Expenses                     0.51%                    0.51%
Total Operating Expenses*          0.81%**                  0.75%

* FMR currently reimburses the fund to the extent that its total operating expenses (with the exceptions noted below) exceed 0.25% of its average net assets. Expenses eligible for reimbursement do not include interest, taxes, brokerage commissions and other transaction costs, or extraordinary expenses. Sub-advisory fees paid by the fund associated with securities lending are not eligible for reimbursement and, under the Interim Sub-Advisory Agreement, represent an additional expense for the fund. The expense reimbursement arrangement will remain in effect through December 31, 1999.

** Including sub-advisory fees of 0.06%, equal to 40% of net income from securities lending.

SPARTAN INTERNATIONAL INDEX        Interim Agreement   New Agreements
---------------------------        -----------------   --------------
FUND
----

Management Fee                     0.35%**             0.34%
12b-1 Fees                         None                None
Other Expenses                     0.63%               0.63%
Total Operating Expenses*          0.98%**             0.97%

* FMR currently reimburses the fund to the extent that its total operating expenses (with the exceptions noted below) exceed 0.35% of its average net assets. Expenses eligible for reimbursement do not include interest, taxes, brokerage commissions and other transaction costs, or extraordinary expenses. Sub-advisory fees paid by the fund associated with securities lending are not eligible for reimbursement and, under the Interim Sub-Advisory Agreement, represent an additional expense for the fund. The expense reimbursement arrangement will remain in effect through December 31, 1999.

** Including sub-advisory fees of 0.01%, equal to 40% of net income from securities lending.

     EXAMPLES: The following examples illustrate the expenses (including a purchase fee of 0.50%, 0.75% and 1.00% of the offering price for Spartan Total Market Index Fund, Spartan Extended Market Index Fund, and Spartan International Index Fund, respectively) on a $10,000 investment under the fees and expenses stated above, assuming (1) 5% annual return and (2) redemption at the end of each time period.

SPARTAN U.S.        1 YEAR         3 YEARS        5 YEARS        10 YEARS
------------        ------         -------        -------        --------
EQUITY INDEX
------------
FUND
----

Interim Agreement   $43            $135           $235           $530
New Agreements      $43            $135           $235           $530

SPARTAN TOTAL       1 YEAR         3 YEARS        5 YEARS        10 YEARS
--------------      ------         -------        -------        --------
MARKET INDEX
------------
FUND
----

Interim Agreement   $118           $264           $423           $883
New Agreements      $              $              $              $

SPARTAN EXTENDED    1 YEAR         3 YEARS        5 YEARS        10 YEARS
----------------    ------         -------        -------        --------
MARKET INDEX
------------
FUND
----

Interim Agreement   $157           $332           $521           $1,069
New Agreements      $              $              $              $

SPARTAN             1 YEAR         3 YEARS        5 YEARS        10 YEARS
--------            ------         -------        -------        --------
INTERNATIONAL
-------------
INDEX FUND
----------

Interim Agreement   $199           $409           $636           $1,289
New Agreements      $              $              $              $

      The purpose of the tables and examples above is to assist investors in understanding the various costs and expenses of investing in shares of the funds. The examples above should not be considered a representation of past or future expenses of the funds. Actual expenses may vary from year to year and may be higher or lower than those shown above.

      MATTERS CONSIDERED BY THE BOARD. At a meeting held on May 20, 1999, the Board of Trustees, including the Independent Trustees, considered the New Sub-Advisory Agreements. In approving the New Sub-Advisory Agreements and recommending that they be presented to shareholders for their approval, the Trustees considered the best interests of the shareholders and took into account all factors that they deemed relevant. The Board of Trustees received materials relating to the New Sub-Advisory Agreements in advance of the meeting at which the New Sub-Advisory Agreements were considered, and had the opportunity to ask questions and request further information in connection with such consideration. During their deliberations, the Trustees considered that the New Sub-Advisory Agreements have substantially the same terms and conditions as the Interim Sub-Advisory Agreements, except that the New Sub-Advisory Agreements do not provide for securities lending services or for shareholder approval of amendments to the agreements. The Trustees also considered that, under the New Sub-Advisory Agreements, BT receives the same fee from FMR, and expects to continue to provide the same level and quality of investment management and custodial services to the funds, as under the Interim Sub-Advisory Agreements. The Board also determined that the securities lending services currently provided for in the Interim Sub-Advisory Agreements are best provided for in separate securities lending agreements. The Board of Trustees considered that, under separate securities lending agreements, the funds would pay BT lower fees than under the Interim Sub-Advisory Agreements. With regard to the amendment provisions, the Board of Trustees and the Independent Trustees considered the benefit to shareholders of FMR's, BT's and the trust's increased flexibility (within 1940 Act constraints) to amend the New Sub-Advisory Agreements without the delays and potential costs of a proxy solicitation. In addition, the Board considered that BT recently pleaded guilty to misstating entries in the bank's books and records, but that the events leading up to BT's guilty plea did not arise out of the investment advisory or mutual fund activities of BT or its affiliates (see "Activities and Management of Bankers Trust Company" beginning on page _ below).

      CONCLUSION. The Board of Trustees has concluded that each fund's New Sub-Advisory Agreement will benefit the fund and its shareholders. The Board of Trustees, including a majority of the Independent Trustees, voted to approve the submission of the New Sub-Advisory Agreement to shareholders of each fund and recommends that shareholders of each fund vote FOR the New Sub-Advisory Agreement. If approved, the New Sub-Advisory Agreement will take effect on the first day of the first month following shareholder approval.

2.   TO APPROVE A NEW "MANAGER-OF-MANAGERS" ARRANGEMENT FOR EACH FUND.

      At a meeting on March 18, 1999, the Board of Trustees, including a majority of the Independent Trustees, voted to approve the submission of a so-called "manager-of-managers" proposal to shareholders of each fund. Such an arrangement, if approved, would permit FMR, with the approval of the Board of Trustees, to hire, terminate, or replace sub-advisers, and to modify material terms and conditions of a sub-advisory agreement (including the fees payable thereunder) without shareholder approval. (Hence, FMR would act as a "manager-of-managers.") THE ARRANGEMENT WOULD NOT, HOWEVER, PERMIT FMR TO INCREASE A FUND'S MANAGEMENT FEE RATE PAYABLE TO FMR UNDER THE PRESENT MANAGEMENT CONTRACT WITHOUT SHAREHOLDER APPROVAL. As discussed below, the arrangement may enable each fund to operate more efficiently because FMR would be able to make these kinds of sub-advisory changes from time to time without the expenses and delays associated with obtaining shareholder approval of the changes. If shareholders approve the arrangement, the Board will continue to consider and approve any sub-advisory changes that FMR proposes under the arrangement to ensure that the changes are in the best interests of each fund and its shareholders. For these and other reasons discussed below, the Board of Trustees recommends that shareholders of each fund vote FOR the proposal.

      REQUEST FOR SEC EXEMPTIVE RELIEF. Generally, Section 15(a) of the 1940 Act requires that a fund's shareholders approve all agreements pursuant to which persons serve as investment advisers or sub-advisers to the fund. On May 19, 1999, FMR and the trust, on behalf of each fund, filed with the SEC an application (the "Application") seeking, among other relief, an exemption from
Section 15(a) (and certain other provisions of the 1940 Act) to permit FMR, with the approval of the Board of Trustees, to hire, terminate, or replace sub-advisers, and to modify material terms and conditions of a sub-advisory agreement (including the fees payable thereunder) without shareholder approval. If granted, the requested relief would not, however, permit FMR to enter into an agreement with a sub-adviser that is an affiliate of FMR, the trust, or a fund (other than by reason of serving as sub-adviser to the fund) or to change the sub-advisory fee to be paid to an affiliated sub-adviser, without shareholder approval. If granted, the requested relief would apply, for instance, where a sub-advisory agreement is automatically terminated as a result of a change of control (such as a merger) of the sub-adviser. In such case, the sub-adviser could continue to serve as sub-adviser to a fund under a new agreement approved by the Board but not by the fund's shareholders. IF GRANTED, THE REQUESTED RELIEF WOULD NOT APPLY TO A FUND'S PRESENT MANAGEMENT CONTRACT. ANY CHANGES TO A FUND'S PRESENT MANAGEMENT CONTRACT, INCLUDING ANY CHANGE IN THE FUND'S MANAGEMENT FEE RATE PAYABLE TO FMR, WOULD REMAIN SUBJECT TO THE BOARD AND SHAREHOLDER APPROVAL REQUIREMENTS OF SECTION 15(A) OF THE 1940 ACT.

      The Application currently is pending at the SEC. There can be no assurance that the SEC will grant the requested relief. One of the SEC's conditions to implementing such relief, if granted, with respect to each fund is expected to be that the proposed arrangement be approved by a majority of the fund's outstanding voting securities. Because the BT Merger required the Board of Trustees to call a special meeting of each fund's shareholders to seek shareholder approval of the fund's Interim Sub-Advisory Agreement, the Board of Trustees is taking this opportunity to seek shareholder approval of the proposed arrangement, as well. If the SEC grants the requested relief and shareholders of a fund approve the proposal, it is expected that the trust and FMR will be required to comply with certain additional SEC conditions in order for the fund to implement and operate under the arrangement. For example, it is expected that a fund will be required to provide shareholders with relevant information (that otherwise would be provided in a proxy statement) within a specified period of time after hiring a new sub-adviser, and a fund will be required to disclose in its prospectus certain aspects of the manager-of-managers arrangement.

      FMR'S ROLE AS THE "MANAGER-OF-MANAGERS." FMR serves as the funds' manager pursuant to the Present Management Contracts. Spartan U.S. Equity Index Fund's shareholders last approved the fund's Present Management Contract at a special meeting held on November 19, 1997. FMR, as the then sole shareholder of each of Spartan Total Market Index Fund, Spartan Extended Market Index Fund, and Spartan International Index Fund, approved each fund's Present Management Contract on September 5, 1997. Under each fund's Present Management Contract, FMR provides the fund with investment research, advice, and supervision, and furnishes an investment program for the fund consistent with the fund's investment objectives and policies. Each fund's Present Management Contract expressly permits FMR to appoint sub-advisers to perform any or all of the services specified in the contract. FMR is responsible for recommending to the Board of Trustees the hiring, termination, and replacement of sub-advisers; supervising and evaluating the performance of sub-advisers; and negotiating and, as circumstances warrant, renegotiating the terms and conditions of any sub-advisory agreement (including the fees payable thereunder). FMR believes that these duties have benefited, and will continue to benefit, each fund because FMR is able to select those sub-advisers who are particularly well-suited to manage the fund's investment portfolio. (For a discussion of each fund's Present Management Contract, including the fees payable to FMR thereunder, refer to the section entitled "Present Management Contracts," beginning on page _.) Although BT is currently the only sub-adviser to the funds, FMR may, in the future, enter into sub-advisory agreements with one or more additional sub-advisers. FMR does not anticipate frequent changes in sub-advisers.

      REASONS FOR PROPOSAL. The Board of Trustees believes that permitting FMR to perform the duties for which shareholders of each fund pay FMR selecting, supervising, and evaluating the sub-advisers - without incurring the unnecessary expenses or delays of obtaining shareholder approval is in the best interests of each fund's shareholders and will allow each fund to operate more efficiently. Currently, in order for FMR to appoint a sub-adviser or materially modify a sub-advisory agreement, the trust must call and hold a special shareholder meeting, create and distribute proxy materials, and solicit votes from a fund's shareholders. This process is time-intensive, slow and costly. These costs are generally borne by each fund, provided they do not exceed the fund's existing expense cap. Without the delay inherent in holding shareholder meetings, the Board of Trustees would be able to act more quickly and with less expense to appoint a sub-adviser when the Board and FMR believe that the appointment would benefit a fund and its shareholders. Furthermore, the Board of Trustees believes that it is appropriate to vest these duties in FMR (subject to the Board of Trustees' review) in light of FMR's significant experience and expertise and shareholders' expectation that FMR will utilize that experience and expertise to select the most competent sub-advisers for the funds.

      Moreover, the Board will provide oversight of the sub-adviser selection process to help ensure that shareholders' interests are protected if FMR selects a new sub-adviser or modifies a sub-advisory agreement. The Board, including a majority of the Independent Trustees, will evaluate and approve all new sub-advisory agreements, as well as any modifications to all sub-advisory agreements. In its review, the Board will analyze all factors that it considers to be relevant to the determination, including the nature, quality and scope of services provided by the sub-advisers. The Board will compare the investment performance of the assets managed by the sub-advisers with other accounts with similar investment objectives managed by other advisers and will review the sub-advisers' compliance with federal securities laws and regulations. The Board of Trustees believes that its review will ensure that FMR continues to act in the best interest of each fund and its shareholders.

      CONCLUSION. The Board of Trustees, including a majority of the Independent Trustees, voted to approve the submission of the manager-of-managers proposal to shareholders of each fund and recommends that shareholders of each fund vote FOR the proposal. As stated above, each fund's implementation of a manager-of-managers arrangement is also conditioned upon receipt of the requested exemptive relief from the SEC. If the SEC declines to grant the relief requested in the Application, a fund will not implement the proposed arrangement.

                                 OTHER BUSINESS

     The Board knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons therein designated.

                        ACTIVITIES AND MANAGEMENT OF FMR

     FMR, a corporation organized in 1946, serves as investment adviser to a number of investment companies. Information concerning the advisory fees and average net assets of funds with investment objectives similar to Spartan U.S. Equity Index Fund, Spartan Total Market Index Fund, Spartan Extended Market Index Fund, and Spartan International Index Fund and advised by FMR is contained in the Table of Average Net Assets and Expense Ratios in Exhibit 3 beginning on page __.

     FMR, its officers and directors, its affiliated companies, and the Trustees, from time to time have transactions with various banks, including the custodian banks for certain of the funds advised by FMR. Those transactions that have occurred to date have included mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.

     The Directors of FMR are Edward C. Johnson 3d, Chairman of the Board and of the Executive Committee; Robert C. Pozen, President; and Peter S. Lynch, Vice Chairman. Each of the Directors is also a Trustee of the trust. Messrs. Johnson 3d, Pozen, J. Gary Burkhead, John H. Costello, Matthew N. Karstetter, Eric D. Roiter, Richard A. Silver, Leonard M. Rush, and Robert A. Lawrence are currently officers of the trust and officers or employees of FMR or FMR Corp. With the exception of Mr. Costello and Mr. Karstetter, all of these persons hold or have options to acquire stock of FMR Corp. The principal business address of each of the Directors of FMR is 82 Devonshire Street, Boston, Massachusetts 02109.

     All of the stock of FMR is owned by its parent company, FMR Corp., 82 Devonshire Street, Boston, Massachusetts 02109, which was organized on October 31, 1972. Members of Mr. Edward C. Johnson 3d's family are the predominant owners of a class of shares of common stock, representing approximately 49% of the voting power of FMR Corp., and, therefore, under the 1940 Act may be deemed to form a controlling group with respect to FMR Corp.

     During the period March 1, 1998, through May 31, 1999, [the following transactions/no transactions] were entered into by Trustees of the trust involving more than 1% of the voting common, non-voting common and equivalent stock, or preferred stock of FMR Corp.

               ACTIVITIES AND MANAGEMENT OF BANKERS TRUST COMPANY

     BT, a New York banking corporation with principal offices at 130 Liberty Street, New York, New York 10006, is a wholly owned subsidiary of Bankers Trust Corporation (formerly Bankers Trust New York Corporation) ("BT Corporation"), whose principal offices are also at 130 Liberty Street, New York, New York 10006. BT was founded in 1903. As of March 31, 1999, BT Corporation was the seventh largest bank holding company in the United States with total assets of approximately $127 billion. BT is a worldwide merchant bank that conducts a variety of general banking and trust activities and is a major wholesale supplier of financial services to the international and domestic institutional markets. Investment management is a core business of BT. As of March 31, 1999, BT had over $378 billion in assets under management globally. Of that total, over $183 billion was in U.S. equity index assets. This makes BT one of the nation's leading managers of index funds.

     On November 30, 1998, BT Corporation, Deutsche Bank AG ("Deutsche Bank"), and Circle Acquisition Corporation ("Circle Corporation"), a wholly owned subsidiary of Deutsche Bank, entered into a merger agreement ("BT Merger Agreement"). Pursuant to the terms of the BT Merger Agreement, Circle Corporation merged with and into BT Corporation on _____, 1999, with BT Corporation continuing as the surviving entity ("BT Merger"). Although the direct corporate ownership of BT was not affected by the BT Merger and BT remains a wholly owned subsidiary of BT Corporation, as of the date of the BT Merger, BT became an indirect, wholly owned subsidiary of Deutsche Bank. Deutsche Bank, a banking company organized under the laws of the Federal Republic of Germany, provides, along with its various subsidiaries, a comprehensive range of global banking and financial services both domestically and abroad. As of September 30, 1998, Deutsche Bank and its affiliates had total assets of approximately $689.6 billion, with over $___ billion in assets under management. (See also "Overview of Proposals" beginning on page __.)

     In conjunction with its global custodial services, BT operates one of the largest and most extensive securities lending programs. BT serves as securities lending agent with respect to loan transactions involving a daily average in excess of $57 billion on loan. Approximately 90 lenders participated in BT's program during 1998.

     Information concerning the advisory or sub-advisory fees and average net assets of funds with investment objectives similar to Spartan U.S. Equity Index Fund, Spartan Total Market Index Fund, Spartan Extended Market Index Fund, and Spartan International Index Fund and advised or sub-advised by BT is contained in the Table of Average Net Assets and Expense Ratios in Exhibit 4 beginning on page __. The name, address and principal occupation of each director and the principal executive officer of BT is provided in Exhibit 5 beginning on page _.

     No officer or Trustee of the trust is an officer, employee or director of BT. No officer or Trustee of the trust owns any securities of, or has any other material direct or indirect interest in, BT, BT Corporation, or any entity controlled by or under common control with BT. During the period March 1, 1998 through May 31, 1999, [no material transactions] were entered into by any

Trustee of the trust to which BT, BT Corporation, or any entity controlled by or under common control with BT is or was a party.

     BT has been advised by counsel that BT currently may perform the services for each fund described in this proxy statement without violation of the Glass-Steagall Act or other applicable banking laws or regulations. State laws on this issue may differ from the interpretation of relevant federal law and banks and financial institutions may be required to register as dealers pursuant to state securities law.

     On March 11, 1999, BT announced that it had reached an agreement with the United States Attorney's Office in the Southern District of New York to resolve an investigation concerning inappropriate transfers of unclaimed funds and related record keeping problems that occurred between 1994 and early 1996. Pursuant to its agreement with the U.S. Attorney's Office, BT pleaded guilty to misstating entries in the bank's books and records and agreed to pay a $60 million fine to federal authorities. Separately, BT agreed to pay a $3.5 million fine to the State of New York. The events leading up to the guilty plea did not arise out of the investment advisory or mutual fund activities of BT or its affiliates. As a result of the plea, absent an order from the Commission, BT would not be able to continue to provide investment advisory services to the fund. The Commission has granted a temporary order to permit BT and its affiliates to continue to provide investment advisory services to registered investment companies. There is no assurance that the Commission will grant a permanent order. If a permanent order is not granted, FMR and the Board of Trustees will consider appropriate actions, including selecting, approving, and submitting for shareholder approval (if required at the time) a replacement sub-adviser.

                          PRESENT MANAGEMENT CONTRACTS

   Each fund employs FMR to furnish investment advisory and other services. FMR provides each fund with all necessary office facilities and personnel for servicing the fund's investments, compensates all officers of each fund and all Trustees who are "interested persons" of the trust or of FMR, and all personnel of each fund or FMR performing services relating to research, statistical, and investment activities.

   In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of each fund. These services include providing facilities for maintaining each fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters, and other persons dealing with each fund; preparing all general shareholder communications and conducting shareholder relations; maintaining each fund's records and the registration of each fund's shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for each fund; and furnishing reports, evaluations, and analyses on a variety of subjects to the Trustees.

   BT is the sub-adviser of each fund and acts as each fund's custodian. Under its management contract with each fund, FMR acts as investment adviser. Under the Interim Sub-Advisory Agreements, and subject to the supervision of the Board of Trustees, BT directs the investments of each fund in accordance with its investment objective, policies, and limitations, administers the securities lending program of each fund, and provides custodial services to each fund.

   In addition to the management fee payable to FMR, the sub-advisory fee payable to BT, and the fees payable to the transfer, dividend disbursing, and shareholder servicing agent and pricing and bookkeeping agent, each fund pays all of its expenses that are not assumed by those parties. Each fund pays for the typesetting, printing, and mailing of its proxy materials to shareholders, legal expenses, and the fees of the auditor and non-interested Trustees. Each fund's management contract further provides that the fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders; however, under the terms of each fund's transfer agent agreement, the transfer agent bears the costs of providing these services to existing shareholders. Other expenses paid by each fund include interest, taxes, brokerage commissions, the fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. Each fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.

   Transfer agent fees, including reimbursement for out-of-pocket expenses, paid to Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, by Spartan U.S. Equity Index Fund for the fiscal year ended February 28, 1999, amounted to $21,464,564. Transfer agent fees, including reimbursement for out-of-pocket expenses, paid to Fidelity Service Company, Inc.
(FSC), an affiliate of FMR, by Spartan Total Market Index Fund, Spartan Extended Market Index Fund, and Spartan International Index Fund for the fiscal year ended February 28, 1999, amounted to $150,265, $72,869, and $40,925, respectively. Pricing and bookkeeping fees, including reimbursement for out-of-pocket expenses, paid to FSC by the funds for the fiscal year ended February 28, 1999, amounted to:

      Spartan U.S. Equity Index Fund         $870,943

      Spartan Total Market Index Fund        $68,663

      Spartan Extended Market Index Fund     $60,602

      Spartan International Index Fund       $60,345

   Each fund also has a distribution agreement with FDC, a Massachusetts corporation organized on July 18, 1960. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. Each distribution agreement calls for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the fund, which are continuously offered at net asset value per share. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.

   FMR is Spartan U.S. Equity Index Fund's manager pursuant to a management contract dated December 5, 1997, which was last approved by shareholders on November 19, 1997. At that time, shareholder approval had been obtained to amend the management contract to (1) expressly permit FMR to delegate investment advisory authority to an investment adviser, and (2) reduce the fund's management fee payable to FMR from 0.28% to 0.24% of the fund's average net assets. FMR is Spartan Total Market Index Fund, Spartan Extended Market Index Fund, and Spartan International Index Fund's manager pursuant to management contracts dated November 3, 1997, which were approved by FMR, as the then sole shareholder of the funds, on September 5, 1997.

   For the services of FMR under each management contract, each of Spartan U.S. Equity Index Fund, Spartan Total Market Index Fund, and Spartan Extended Market Index Fund pays FMR a monthly management fee at the annual rate of 0.24% of its average net assets throughout the month and Spartan International Index Fund pays FMR a monthly management fee at the annual rate of 0.34% of its average net assets throughout the month. The fees received by FMR for the fiscal year ended February 28, 1999 from each fund were as follows:

Fund                            Management Fee Before   Amount of Management Fee
                                Reimbursement           Reimbursement

Spartan U.S. Equity Index Fund  $31,457,000             $30,350,000
Spartan Total Market Index      $237,120                $237,120
Fund
Spartan Extended Market Index   $118,445                $118,445
Fund
Spartan International Index     $115,955                $115,955
Fund

     FMR may, from time to time, voluntarily reimburse all or a portion of each fund's total operating expenses (exclusive of sub-advisory fees associated with securities lending, interest, taxes, brokerage commissions, and extraordinary expenses). FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.

     FMR has agreed to reimburse the funds to the extent that their total operating expenses (with the exceptions noted below), as a percentage of their respective average net assets, exceed the following rates:

               Fund                     Rate           Effective Date
               ----                     ----           --------------
    Spartan U.S. Equity Index Fund      0.19%          April 18, 1997
    Spartan Total Market Index Fund     0.25%          November 5, 1997
    Spartan Extended Market Index Fund  0.25%          November 5, 1997
    Spartan International Index Fund    0.35%          November 5, 1997

     Expenses eligible for reimbursement do not include interest, taxes, brokerage commissions, extraordinary expenses and, for Spartan Total Market Index Fund, Spartan Extended Market Index Fund, and Spartan International Index Fund, other transaction costs. In addition, sub-advisory fees paid by the funds associated with securities lending are not eligible for reimbursement. These arrangements will remain in effect through December 31, 1999.

                             PORTFOLIO TRANSACTIONS

   All orders for the purchase or sale of portfolio securities are placed on behalf of each fund by BT pursuant to authority contained in the fund's management contract and sub-advisory agreement.

   BT may use research services provided by and place agency transactions with National Financial Services Corporation (NFSC) and Fidelity Brokerage Services (Japan), LLC (FBSJ), indirect subsidiaries of FMR Corp., and BT Brokerage Corporation and BT Futures Corp., indirect subsidiaries of BT Corporation, if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services. [Prior to December 9, 1997, FMR used research services provided by and placed agency transactions with Fidelity Brokerage Services (FBS), an indirect subsidiary of FMR Corp.]

   For the fiscal year ended February 28, 1999, the funds paid no brokerage commissions to affiliated brokers.

                   SUBMISSION OF CERTAIN SHAREHOLDER PROPOSALS

   The trust does not hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Trust, 82 Devonshire Street, Boston, Massachusetts 02109.

                       NOTICE TO BANKS, BROKER-DEALERS AND
                       VOTING TRUSTEES AND THEIR NOMINEES

     Please advise the trust, in care of __________, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement and Annual Reports you wish to receive in order to supply copies to the beneficial owners of the respective shares.

                                                                       Exhibit 1



((UNDERLINED)) language will be added; [bracketed] language will be deleted.

The proper name of each fund, Spartan U.S. Equity Index Fund, Spartan Total Market Index Fund, Spartan Extended Market Index Fund, or Spartan International Index Fund, as the case may be, will be inserted in that fund's contract where indicated by "{NAME OF PORTFOLIO}."


                                     FORM OF
                              SUBADVISORY AGREEMENT



        This Agreement is entered into as of the [5th] ((_))day of {FOR SPARTAN U.S. EQUITY INDEX FUND: [December]} {FOR SPARTAN TOTAL MARKET INDEX FUND, SPARTAN EXTENDED MARKET INDEX FUND, AND SPARTAN INTERNATIONAL INDEX FUND:
[November]} ((_____________)), [1997] ((1999)), among Fidelity Concord Street
Trust, a Massachusetts business trust (the "Trust"), on behalf of {NAME OF PORTFOLIO}, a series portfolio of the Trust (the "Portfolio"), Fidelity Management & Research Company, a Massachusetts corporation ("Manager"), and Bankers Trust Company, a New York banking corporation ("Subadviser").

        WHEREAS, the Trust, on behalf of the Portfolio, has entered into a Management Contract, dated {FOR SPARTAN U.S. EQUITY INDEX FUND: December 5} {FOR SPARTAN TOTAL MARKET INDEX FUND, SPARTAN EXTENDED MARKET INDEX FUND, AND SPARTAN INTERNATIONAL INDEX FUND: November 3}, 1997, with Manager (the "Management Contract"), pursuant to which Manager has agreed to provide certain management and administrative services to the Portfolio; and

        WHEREAS, Manager desires to appoint Subadviser as investment subadviser to provide the investment advisory and administrative services to the Portfolio specified herein, and Subadviser is willing to serve the Portfolio in such capacity; and

        WHEREAS, the trustees of the Trust (the "Trustees"), including a majority of the Trustees who are not "interested persons" (as such term is defined below) of any party to this Agreement, and the shareholder(s) of the Portfolio, have each consented to such an arrangement;

        NOW, THEREFORE, in consideration of the mutual covenants contained herein, the parties agree as follows:

                   I. APPOINTMENT OF SUBADVISER; COMPENSATION

        1.1 APPOINTMENT AS SUBADVISER. Subject to and in accordance with the provisions hereof, Manager hereby appoints Subadviser as investment subadviser to perform the various investment advisory and other services to the Portfolio set forth herein and, subject to the restrictions set forth herein, hereby delegates to Subadviser the authority vested in Manager pursuant to the Management Contract to the extent necessary to enable Subadviser to perform its obligations under this Agreement.

        1.2 SCOPE OF INVESTMENT AUTHORITY. (a) The Subadviser is hereby authorized, on a discretionary basis, to manage the investments and determine the composition of the assets of the Portfolio, subject at all times to (i) the supervision and control of the Trustees, (ii) the requirements of the Investment Company Act of 1940 and rules thereunder, as amended from time to time (the "Investment Company Act"), (iii) the investment objective, policies and limitations, as provided in the Portfolio's Prospectus and other governing documents, and (iv) such instructions, policies and limitations relating to the Portfolio as the Trustees or Manager may from time to time adopt and communicate in writing to Subadviser. Notwithstanding anything herein to the contrary, Subadviser is not authorized to take any action, including the purchase and sale of portfolio securities, in contravention of any restriction, limitation, objective, policy or instruction described in the previous sentence.

        (b) It is understood and agreed that, for so long as this Agreement shall remain in effect, Subadviser shall retain discretionary investment authority over the manner in which the Portfolio's assets are invested, and Manager shall not have the right to overrule any investment decision with respect to a particular security made by Subadviser, PROVIDED that the Trustees and Manager shall at all times have the right to monitor the Portfolio's investment activities and performance, require Subadviser to make reports and give explanations as to the manner in which the Portfolio's assets are being invested, and, should either Manager or the Trustees become dissatisfied with Subadviser's performance in any way, terminate this Agreement in accordance with the provisions of Section 9.2 hereof.

        1.3 APPOINTMENT AS PROXY VOTING AGENT. Subject to and in accordance with the provisions hereof, the Trustees hereby appoint Subadviser as the Portfolio's proxy voting agent, and hereby delegate to Subadviser discretionary authority to vote all proxies solicited by or with respect to issuers of securities in which the assets of the Portfolio may be invested from time to time. Upon written notice to Subadviser, the Trustees may at any time withdraw the authority granted to Subadviser pursuant to this Section 1.3 to perform any or all of the proxy voting services contemplated hereby.

        1.4 GOVERNING DOCUMENTS. Manager will provide Subadviser with copies of
(i) the Trust's Declaration of Trust and By-laws, as currently in effect, (ii) the Portfolio's currently effective prospectus and statement of additional information, as set forth in the Trust's registration statement under the Investment Company Act and the Securities Act of 1933, as amended, (iii) any instructions, investment policies or other restrictions adopted by the Trustees or Manager supplemental thereto, and (iv) the Management Contract. Manager will provide Subadviser with such further documentation and information concerning the investment objectives, policies and restrictions applicable to the Portfolio as Subadviser may from time to time reasonably request.

        1.5 SUBADVISER'S RELATIONSHIP. Notwithstanding anything herein to the contrary, Subadviser shall be an independent contractor and will have no authority to act for or represent the Trust, the Portfolio or Manager in any way or otherwise be deemed an agent of any of them, except to the extent expressly authorized by this Agreement or in writing by the Trust or Manager.

        1.6 COMPENSATION. Subadviser shall be compensated for the services it performs on behalf of the Portfolio in accordance with the terms set forth in Appendix A to this Agreement.

                   II. SERVICES TO BE PERFORMED BY SUBADVISER

        2.1 INVESTMENT ADVISORY SERVICES. (a) In fulfilling its obligations to manage the assets of the Portfolio, Subadviser will:

               (i) formulate and implement a continuous investment program for the Portfolio, including, without limitation, implementation of a securities lending program in accordance with the provisions of Article III hereof;

               (ii) take whatever steps are necessary to implement these investment programs by the purchase and sale of securities and other investments, including the selection of brokers or dealers, the placing of orders for such purchases and sales in accordance with the provisions of paragraph (b) below and assuring that such purchases and sales are properly settled and cleared;

               (iii) provide such reports with respect to the implementation of the Portfolio's investment program as the Trustees or Manager shall reasonably request; and

               (iv) provide advice and assistance to Manager as to the determination of the fair value of certain securities where market quotations are not readily available for purposes of calculating net asset value of the Portfolio in accordance with valuation procedures and methods established by the Trustees.

        (b) The Subadviser shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers and dealers selected by Subadviser. Such brokers and dealers may include brokers or dealers that are "affiliated persons" (as such term is defined in the Investment Company
Act) of the Trust, the Portfolio, Manager or Subadviser, PROVIDED that Subadviser shall only place orders on behalf of the Portfolio with such affiliated persons in accordance with procedures adopted by the Trustees pursuant to Rule 17e-1 under the Investment Company Act. The Subadviser shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Portfolio and/or other accounts over which Subadviser or its affiliates exercise investment discretion. The Subadviser is authorized to pay a broker or dealer who provided such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if Subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Subadviser and its affiliates have in respect to accounts over which they exercise investment discretion. The Trustees shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods were reasonable in relation to the benefits to the Portfolio.

        2.2. ADMINISTRATIVE AND OTHER SERVICES. (a) Subadviser will, at its expense, furnish (i) all necessary investment and management facilities, including salaries of personnel required for it to execute its duties faithfully, and (ii) administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the investment affairs of the Portfolio (excluding determination of net asset values and shareholder accounting services).

        (b) Subadviser will maintain all accounts, books and records with respect to the Portfolio as are required of an investment adviser of a registered investment company pursuant to the Investment Company Act and the rules thereunder. Subadviser agrees that such records are the property of the Trust, and will be surrendered to the Trust promptly upon request. The Manager shall be granted reasonable access to the records and documents in Subadviser's possession relating to the Portfolios.

        (c) Subadviser shall provide such information as is necessary to enable Manager to prepare and update the Trust's registration statement (and any supplement thereto) and the Portfolio's financial statements. Subadviser understands that the Trust and Manager will rely on such information in the preparation of the Trust's registration statement and the Portfolio's financial statements, and hereby covenants that any such information approved by Subadviser expressly for use in such registration and/or financial statements shall be true and complete in all material respects.

        (d) Subadviser will vote the Portfolio's investment securities in the manner in which Subadviser believes to be in the best interests of the Portfolio, and shall review its proxy voting activities on a periodic basis with the Trustees.

        (e) Subadviser will provide custodian services to the Portfolio in accordance with the provisions of a separate Custodian Agreement, dated as of the date hereof, between the Trust, on behalf of the Portfolio, and Subadviser.

                             III. SECURITIES LENDING

        3.1. APPOINTMENT AS AGENT. For as long as this Agreement shall remain in effect, Subadviser is hereby authorized as the Portfolio's agent to lend on a disclosed basis the Portfolio's securities. Subadviser is further authorized as the Portfolio's agent to sign agreements with borrowers, ownership or other certificates as may be required by the Internal Revenue Service or any other tax authorities, and to take any other actions necessary to effect such loans.

        3.2. INDEMNIFICATION. (a) In the event that any securities lending transaction is terminated and the loaned securities or any portion thereof shall not have been returned to the Portfolio by or on behalf of the borrower within the time specified by Subadviser's agreement with the borrower (the "Delivery Date"), Subadviser shall, at its expense, within one (1) business day after the Delivery Date replace the loaned securities (or any portion thereof not so returned) with a like amount of the loaned securities of the same issuer, class and denomination, and hold the Portfolio, the Trustees and Manager harmless from any brokerage commission, fees, taxes or other expenses incurred by Subadviser in the purchase of such replacement securities. If Subadviser is unable to purchase such replacement securities on the open market within one business day after the Delivery Date (the "Reimbursement Date"), Subadviser shall credit the Portfolio's account by the close of business on the Reimbursement Date with an amount of cash in U.S. dollars equal to (i) if the Portfolio shall continue to hold such unreturned loaned securities, the Market Value (as defined below) of such unreturned loaned securities determined at the close of business as of the Reimbursement Date, plus all financial benefits derived from the beneficial ownership of the unreturned loaned securities which have accrued on such securities whether or not received from borrower, or (ii) if the Portfolio shall have sold such securities prior to the Reimbursement Date, (x) the sale proceeds in respect of such sale, to the extent not received by the Portfolio, plus (y) any interest, penalties, fees or other costs, if any, incurred by the Portfolio as a direct result of a failure to settle such sale on a timely basis, PROVIDED that such interest, penalties, fees or other costs shall not include any consequential or special damages which may arise out of such failure to settle such sale on a timely basis. The "Market Value" of any securities on any given day shall be the fair market value of such security on such day, as determined in accordance with the Portfolio's valuation procedures and methods, as adopted by the Trustees.

        (b) In the event that Subadviser shall be required to make any payment to the Portfolio or shall incur any loss or expense pursuant to paragraph (a) above, it shall, to the extent of such payment or loss or expense, be subrogated to, and succeed to, all of the Portfolio's rights against the borrower and to the collateral involved. To the extent the collateral consists of cash or securities issued or guaranteed by the United States Government or its agencies, the Portfolio shall contemporaneously with any such payment to the Portfolio by Subadviser surrender same to Subadviser for its sole disposition.

        (c) Notwithstanding the foregoing, in no event shall Subadviser incur liability pursuant to paragraph (a) above if Subadviser is prevented, forbidden or delayed from causing a loaned security to be returned to the Portfolio by the applicable Delivery Date by reason of (i) any provision of any present or future law or regulation or order of the United States of America, or any state thereof, or of any foreign country, or political subdivision thereof, or of any court of competent jurisdiction; or (ii) any act of God or war or other similar circumstance beyond the control of Subadviser unless, in each case, such delay or nonperformance is caused by (A) the negligence, misfeasance or misconduct of Subadviser or any of its directors, officers, employees or agents, or (B) a malfunction or failure of equipment operated or utilized by Subadviser other than a malfunction or failure beyond Subadviser's control and which could not have been reasonably anticipated and/or prevented by Subadviser.

        3.3. MARKET RISK. The Portfolio acknowledges that any cash collateral provided by a borrower in respect of a securities lending transaction may be invested by Subadviser on the Portfolio's behalf at the Portfolio's risk, and if, upon termination of any loan, the cash collateral held by Subadviser for Portfolio's account is less than the amount required to be returned to the borrower under Subadviser's agreement with the borrower, the Portfolio will provide borrower with cash in the amount of any such deficiency.

        3.4. SUBADVISER'S RELATIONSHIPS WITH BORROWERS. The Portfolio acknowledges that Subadviser or its affiliates may be a creditor of, for its own account or in a fiduciary capacity, or generally engage in any kind of commercial or investment banking business with, a borrower, to whom Subadviser has lent the Portfolio's securities. Without limiting the generality of the foregoing, Subadviser shall not be required to disclose to the Portfolio or Manager any financial information about a borrower obtained in the course of its relationship with such borrower.

        3.5 SECURITIES LENDING PROCEDURES. Subadviser's securities lending activities on behalf of the Portfolio shall be governed by such procedures as shall be adopted by the Trustees or Manager, as the same may be amended from time to time.


                         IV. COMPLIANCE; CONFIDENTIALITY

        4.1 COMPLIANCE. (a) Subadviser will comply with (i) all applicable state and federal laws and regulations governing the performance of the Subadviser's duties hereunder, (ii) the investment objective, policies and limitations, as provided in the Portfolio's Prospectus and other governing documents, and (iii) such instructions, policies and limitations relating to the Portfolio as the Trustees or Manager may from time to time adopt and communicate in writing to subadviser.

        (b) Subadviser will adopt a written code of ethics complying with the requirements of Rule 17j-1 under the Investment Company Act and will provide the Trust with a copy of such code of ethics, evidence of its adoption and copies of any supplemental policies and procedures implemented to ensure compliance therewith.

        4.2 CONFIDENTIALITY. The parties to this Agreement agree that each shall treat as confidential all information provided by a party to the others regarding such party's business and operations, including without limitation the investment activities or holdings of the Portfolio. All confidential information provided by a party hereto shall be used by any other parties hereto solely for the purposes of rendering services pursuant to this Agreement and, except as may be required in carrying out the terms of this Agreement, shall not be disclosed to any third party without the prior consent of such providing party. The foregoing shall not be applicable to any information that is publicly available when provided or which thereafter becomes publicly available other than in contravention of this Section 4.2 or which is required to be disclosed by any regulatory authority in the lawful and appropriate exercise of its jurisdiction over a party, any auditor of the parties hereto, by judicial or administrative process or otherwise by applicable law or regulation.

                           V. LIABILITY OF SUBADVISER

        5.1 LIABILITY; STANDARD OF CARE. Notwithstanding anything herein to the contrary, except as provided in Section 3.2 hereof, neither Subadviser, nor any of its directors, officers or employees, shall be liable to Manager or the Trust for any loss resulting from Subadviser's acts or omissions as Subadviser to the Portfolio, except to the extent any such losses result from bad faith, willful misfeasance, reckless disregard or gross negligence on the part of the Subadviser or any of its directors, officers or employees in the performance of the Subadviser's duties and obligations under this Agreement.

        5.2 INDEMNIFICATION. (a) Subadviser agrees to indemnify and hold the Trust and Manager harmless from any and all direct or indirect liabilities, losses or damages (including reasonable attorneys fees) suffered by the Trust or Manager resulting from (i) Subadviser's breach of its duties hereunder, or (ii) bad faith, willful misfeasance, reckless disregard or gross negligence on the part of the Subadviser or any of its directors, officers or employees in the performance of the Subadviser's duties and obligations under this Agreement, except to the extent such loss results from the Trust's or Manager's own willful misfeasance, bad faith, reckless disregard or negligence in the performance of their respective duties and obligations under the Management Contract or this Agreement.

        (b) Manager hereby agrees to indemnify and hold Subadviser harmless from any and all direct or indirect liabilities, losses or damages (including reasonable attorney's fees) suffered by Subadviser resulting from (i) Manager's breach of its duties under Management Contract, or (ii) bad faith, willful misfeasance, reckless disregard or gross negligence on the part of Manager or any of its directors, officers or employees in the performance of Manager's duties and obligations under this Agreement, except to the extent such loss results from Subadviser's own willful misfeasance, bad faith, reckless disregard or negligence in the performance of Subadviser's duties and obligations under this Agreement.

               VI. SUPPLEMENTAL ARRANGEMENTS; EXPENSES; INSURANCE

        6.1 SUPPLEMENTAL ARRANGEMENTS. Subject to the prior written consent of the Trustees and Manager, Subadviser may enter into arrangements with other persons affiliated with Subadviser to better fulfill its obligations under this Agreement for the provision of certain personnel and facilities to Subadviser, provided that such arrangements do not rise to the level of an advisory contract subject to the requirements of Section 15 of the Investment Company Act.

        6.2 EXPENSES. It is understood that the Portfolio will pay all of its expenses other than those expressly stated to be payable by Subadviser hereunder or by Manager under the Management Agreement. Subadviser expressly agrees to pay the cost of all custody services required by the Portfolio. Expenses paid by the Portfolios will include, but not be limited to, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Trustees other than those who are "interested persons" of the Trust, Manager or Subadviser; (iv) legal and audit expenses; (v) registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Trust and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio; (viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefor; (ix) a pro rata share based on the relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Manager, of 50% of insurance premiums for fidelity bond and other coverage;
(x) investment management fees; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto;
(xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and any legal obligation that the Portfolio may have to indemnify the Trustees, officers and/or employees or agents with respect thereto. Subadviser shall not cause the Trust or the Portfolios to incur any expenses, other than those reasonably necessary for Subadviser to fulfill its obligations under this Agreement, unless Subadviser has first notified Manager of its intention to do so.

        6.3 INSURANCE. Subadviser shall maintain for the duration hereof, with an insurer acceptable to Manager, a blanket bond and professional liability (errors and omissions) insurance in amounts reasonably acceptable to Manager.

Subadviser agrees that such insurance shall be considered primary and Subadviser shall assure that such policies pay claims prior to similar policies that may be maintained by Manager. In the event Subadviser fails to have in force such insurance, that failure will not exclude Subadviser's responsibility to pay up to the limit Subadviser would have had to pay had said insurance been in force.

                           VII. CONFLICTS OF INTEREST

        7.1 CONFLICTS OF INTEREST. It is understood that the Trustees, officers, agents and shareholders of the Trust are or may be interested in Subadviser as directors, officers, stockholders or otherwise; that directors, officers, agents and stockholders of Subadviser are or may be interested in the Trust as trustees, officers, shareholders or otherwise; that Subadviser may be interested in the Trust; and that the existence of any such dual interest shall not affect the validity of this Agreement or of any transactions hereunder except as otherwise provided in the Trust's Declaration of Trust and the Articles of Incorporation of Subadviser, respectively, or by specific provisions of applicable law.

                                VIII. REGULATION

        8.1   REGULATION.   Subadviser shall submit to all regulatory  and
administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports or other material which any such body by reason of this Agreement may reasonably request or require pursuant to applicable laws and regulations.

                    IX. DURATION AND TERMINATION OF AGREEMENT

        9.1 EFFECTIVE DATE; DURATION; CONTINUANCE. (a) This Agreement shall become effective on {FOR SPARTAN U.S. EQUITY INDEX FUND: [December 5]} {FOR SPARTAN TOTAL MARKET INDEX FUND, SPARTAN EXTENDED MARKET INDEX FUND, AND SPARTAN INTERNATIONAL INDEX FUND: [November 5]} ((_____________)), [1997] ((1999)).

        (b) Subject to prior termination pursuant to Section 9.2 below, this Agreement shall continue in force until July 31, [1998] ((____)), and indefinitely thereafter, but only so long as the continuance after such date shall be specifically approved at least annually by vote of the Trustees or by a vote of a majority of the outstanding voting securities of the Portfolio, PROVIDED that in either event such continuance shall also be approved by the vote of a majority of the Trustees who are not "interested persons" (as such term is defined in the Investment Company Act) of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval.

        (c) Shareholder approval of this Agreement or any continuance of this Agreement, if required, shall be effective with respect to the Portfolio if a majority of the outstanding voting securities of the series (as defined in Rule 18f-2(h) under the Investment Company Act) of shares of the Portfolio votes to approve this Agreement or its continuance.

        9.2 TERMINATION AND ASSIGNMENT. This Agreement may be terminated at any time, upon sixty days' written notice, without the payment of any penalty, (i) by the Trustees, (ii) by the vote of a majority of the outstanding voting securities of the Portfolio; (iii) by Manager, or (iv) by Subadviser.

        (b) This Agreement will terminate automatically, without the payment of any penalty, (i) in the event of its assignment (as defined in the Investment Company Act) or (ii) in the event the Management Contract is terminated for any reason.

        9.3 DEFINITIONS. The terms "registered investment company," "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the Investment Company Act as now in effect or as hereafter amended, and subject to such orders or no-action letters as may be granted by the Securities and Exchange Commission.

                  X. REPRESENTATIONS, WARRANTIES AND COVENANTS

        10.1 REPRESENTATIONS OF THE PORTFOLIO. The Trust,on behalf of the Portfolio, represents and warrants that:

               (i) the Trust is a business trust established pursuant to the laws of the Commonwealth of Massachusetts;

               (ii) the Trust is duly registered as an investment company under the Investment Company Act and the Portfolio is a duly constituted series portfolio thereof;

               (iii) the execution, delivery and performance of this Agreement are within the Trust's powers, have been and remain duly authorized by all necessary action (including without limitation all necessary approvals and other actions required under the Investment Company Act) and will not violate or constitute a default under any applicable law or regulation or of any decree, order, judgment, agreement or instrument binding on the Trust or the Portfolio;

               (iv) no consent (including, but not limited to, exchange control consents) of any applicable governmental authority or body is necessary, except for such consents as have been obtained and are in full force and effect, and all conditions of which have been duly complied with; and

               (v) this Agreement constitutes a legal, valid and binding obligation enforceable against the Trust and the Portfolio in accordance with its terms.

        10.2 REPRESENTATIONS OF THE MANAGER. The Manager represents, warrants and agrees that:

               (i) Manager is a corporation established pursuant to the laws of the Commonwealth of Massachusetts;

               (ii) Manager is duly registered as an "investment adviser" under the Investment Advisers Act of 1940 ("Advisers Act");

               (iii) Manager has been duly appointed by the Trustees and Shareholders of the Portfolio to provide investment services to the Portfolio as contemplated by the Management Contract;

               (iv) the execution, delivery and performance of this Agreement are within Manager's powers, have been and remain duly authorized by all necessary corporate action and will not violate or constitute a default under any applicable law or regulation or of any decree, order, judgment, agreement or instrument binding on Manager;

               (v) no consent (including, but not limited to, exchange control consents) of any applicable governmental authority or body is necessary, except for such consents as have been obtained and are in full force and effect, and all conditions of which have been duly complied with; and

               (vi) this Agreement constitutes a legal, valid and binding obligation enforceable against Manager.

        10.3 REPRESENTATIONS OF SUBADVISER. Subadviser represents, warrants and agrees that:

               (i) Subadviser is a New York banking corporation established pursuant to the laws of the State of New York;

               (ii) Subadviser is duly registered as an "investment adviser" under the Advisers Act; or is a "bank" as defined in Section 202 (a) (2) of the Advisers Act or an "insurance company" as defined in Section 202
        (a) (2) of the Advisers Act.

               (iii) the execution, delivery and performance of this Agreement are within Subadviser's powers, have been and remain duly authorized by all necessary corporate action and will not violate or constitute a default under any applicable law or regulation or of any decree, order, judgment, agreement or instrument binding on Subadviser;

               (iv) no consent (including, but not limited to, exchange control consents) of any applicable governmental authority or body is necessary, except for such consents as have been obtained and are in full force and effect, and all conditions of which have been duly complied with; and

               (v) this Agreement constitutes a legal, valid and binding obligation enforceable against Subadviser.

        10.4 COVENANTS OF SUBADVISER. (a) Subadviser will promptly notify the Trust and Manager in writing of the occurrence of any event which could have a material impact on the performance of its obligations pursuant to this Agreement, including without limitation:

               (i) the occurrence of any event which could disqualify Subadviser from serving as an investment adviser of a registered investment company pursuant to Section 9 (a) of the Investment Company Act or otherwise;

               (ii) any material change in the Subadviser's overall business activities that may have a material adverse affect on the Subadviser's ability to perform under its obligations under this Agreement;

               (iii) any event that would constitute a change in control of Subadviser;

               (iv) any change in the portfolio manager of the Portfolio; and

               (v) the existence of any pending or threatened audit, investigation, complaint, examination or other inquiry (other than routine regulatory examinations or inspections) relating to the Portfolio conducted by any state or federal governmental regulatory authority.

        (b) Subadviser agrees that it will promptly supply Manager with copies of any material changes to any of the documents provided by Subadviser pursuant to Section 4.1.

                          XI. MISCELLANEOUS PROVISIONS

        11.1 USE OF SUBADVISER'S NAME. Neither the Trust nor Manager will use the name of Subadviser, or any affiliate of Subadviser, in any prospectus, advertisement sales literature or other communication to the public except in accordance with such policies and procedures as shall be mutually agreed to in writing by the Subadviser and the Manager.

        11.2 USE OF TRUST OR MANAGER'S NAME. Subadviser will not use the name of Manager, the Trust or the Portfolio in any prospectus, advertisement, sales literature or other communication to the public except in accordance with such policies and procedures as shall be mutually agreed to in writing by the Subadviser and the Manager.

        11.3 AMENDMENTS. This Agreement may only be amended with the prior written consent of each of the parties hereto and if such amendment is specifically approved (i) by the vote of a majority of the outstanding voting securities of the Portfolio, and (ii) by the vote of a majority of the Trustees who are not interested persons (as such term is defined in the Investment Company Act) of any person to this Agreement cast in person at a meeting called for the purpose of voting on such approval. The required shareholder approval shall be effective with respect to the Portfolio if a majority of the outstanding voting securities of the Portfolio vote to approve the amendment.

        11.4 ENTIRE AGREEMENT. This Agreement contains the entire understanding and agreement of the parties with respect to the subject hereof.

        11.5 CAPTIONS. The headings in the sections of this Agreement are inserted for convenience of reference only and shall not constitute a part of the Agreement.

        11.6 NOTICES. All notices required to be given pursuant to this Agreement shall be delivered or mailed to the last known business address of the Trust, Manager or Subadviser, as the case may be, in person or by registered mail or a private mail or delivery service providing the sender with notice of receipt. Notice shall be deemed given on the date delivered or mailed in accordance with this Section 11.6.

        11.7 SEVERABILITY. Should any portion of this Agreement, for any reason, be held to be void at law or in equity, the Agreement shall be construed, insofar as is possible, as if such portion had never been contained herein.

        11.8 GOVERNING LAW. The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the Commonwealth of Massachusetts (without giving effect to the choice of law provisions thereof), or any of the applicable provisions of the Investment Company Act. To the extent that the laws of the Commonwealth of Massachusetts, or any of the provisions in this Agreement, conflict with applicable provisions of the Investment Company Act, the latter shall control.

        11.9 LIMITATION OF LIABILITY. A copy of the Declaration of Trust establishing the Trust, dated July 10, 1987, together with all amendments, is on file in the office of the Secretary of the Commonwealth of Massachusetts, and notice is hereby given that this Agreement is not executed on behalf of any of the Trustees as individuals and no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property, for the satisfaction of any obligation or claim, in connection with the affairs of the Trust or the Portfolio, but only the assets belonging to the Portfolio shall be liable.

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed under seal by their duly authorized officers as of the date first mentioned above.

                                                         SIGNATURE LINES OMITTED

                                   APPENDIX A


        Pursuant to Section 1.6 of the Subadvisory Agreement among Fidelity Concord Street Trust (the "Trust"), on behalf of {NAME OF PORTFOLIO} (the "Portfolio"), Fidelity Management & Research Company ("Manager") and Bankers Trust Company ("Subadviser"), Subadviser shall be compensated for the services it performs on behalf of the Portfolio as follows:

        1. FEES PAYABLE BY MANAGER. Manager will pay Subadviser a monthly fee computed at an annual rate of {FOR SPARTAN U.S. EQUITY INDEX FUND: 0.006% (0.6 basis points)} {FOR SPARTAN TOTAL MARKET INDEX FUND: 0.0125% (1.25 basis points)} {FOR Spartan EXTENDED MARKET INDEX FUND: 0.0125% (1.25 basis points)} {FOR SPARTAN INTERNATIONAL INDEX FUND: 0.065% (6.5 basis points)} of the average daily net assets of the Portfolio (computed in the manner set forth in the Trust's Declaration of Trust) throughout the month. {FOR SPARTAN INTERNATIONAL INDEX FUND ONLY: In addition, Manager shall pay Subadviser a monthly fee equal to $35 for each securities transaction executed on behalf of the Portfolio during such month, PROVIDED that such transaction fee shall not exceed in the aggregate $200,000 per annum.}

        Subadviser's fee shall be computed monthly, and within twelve business days of the end of each calendar month, Manager shall transmit to Subadviser the fee for the previous month. Payment shall be made in federal funds wired to a bank account designated by Subadviser. If this Agreement becomes effective or terminates before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs.

        Subadviser agrees to look exclusively to Manager, and not to any assets of the Trust or the Portfolio, for the payment of Subadviser's fees arising under this Paragraph 1.

        2. FEES PAYABLE BY TRUST. The Trust, on behalf of the Portfolio, shall pay Subadviser a monthly fee equal to 40% of the Portfolio's aggregate Net Securities Lending Income (as defined below) attributable to the securities lending activities conducted by Subadviser on the Portfolio's behalf. For purposes of this Paragraph 2, the Portfolio's aggregate "Net Securities Lending Income" for any given month shall be calculated in accordance with the following provisions:

        (a)LOANS COLLATERALIZED BY CASH. For securities lending transactions collateralized by cash, the Portfolio's aggregate Net Securities Lending Income attributable to such transactions for such month shall be equal to (i) the income earned by the Portfolio from investing such cash collateral during such month, plus (ii) if such cash collateral is invested in a money market fund or similar investment vehicle managed by Subadviser or its affiliates, an amount equal to the Portfolio's pro rata share (calculated by dividing the average daily amount of the Portfolio's cash collateral so invested during such month by the average daily net assets of such investment vehicle for such month) of the Total Operating Expenses (as defined below) accrued by such investment vehicle in respect of such month, less
           (iii) any rebates, commissions or similar fees paid by the Portfolio in respect of such transactions during such month. For purposes of this subparagraph 2(a), an investment vehicle's "Total Operating Expenses" shall consist of "Management Fees," "Rule 12b-1 Fees," and "Other Expenses," as such terms are defined in paragraphs 8, 9, and 10, respectively, of the instructions to Part A, Item 2 of the form of registration statement promulgated by the Securities and Exchange Commission on Form N-1A, as the same may be amended from time to time.

        (b)LOANS COLLATERALIZED BY SECURITIES. For securities lending transactions collateralized by securities or a letter of credit, the Portfolio's aggregate Net Securities Lending Income attributable to such transactions for such month shall be equal to (I) the securities lending fees paid by the borrower to the Portfolio in respect of such transactions, less (II) any rebates, commissions or similar fees paid by the Portfolio in respect of such transactions.

        (c)SUBSTITUTE PAYMENTS. Substitute payments received by the Portfolio from a borrower in lieu of any dividends, distributions or other financial benefits paid out in respect of a loaned security shall not be considered part of the Portfolio's Net Securities Lending Income for purposes of calculating the fee payable by the Portfolio pursuant to this Paragraph 2, except that (I) to the extent that any such substitute payment exceeds the amount that the Portfolio would have received had such security not been loaned to the borrower, the Portfolio's Net Securities Lending Income shall be increased by an amount equal to the difference, and (II) to the extent that any such substitute payment is less than the amount that the Portfolio would have received had such security not been loaned to the borrower, the Portfolio's Net Securities Lending Income shall be decreased by an amount equal to the difference.

The fees payable by the Portfolio pursuant to this Paragraph 2 shall accrue daily and shall be paid to Subadviser monthly within twelve business days of the end of each calendar month. If the Portfolio's aggregate Net Securities Lending Income for any calendar month shall be a negative amount, the fee payable by the Portfolio for such month pursuant to this Paragraph 2 shall be zero, and an amount equal to 40% of such negative Net Securities Lending Income shall be carried forward and applied against future fees earned by Subadviser pursuant to this Paragraph 2 for a period not to exceed 3 calendar months.

Subadviser agrees to look exclusively to the assets of the Portfolio, and not to any other assets of the Trust or Manager, for the payment of Subadviser's fees arising under this Paragraph 2.

                                                                       EXHIBIT 2




The proper name of each fund, Spartan U.S. Equity Index Fund, Spartan Total Market Index Fund, Spartan Extended Market Index Fund, or Spartan International Index Fund, as the case may be, will be inserted in that fund's contract where indicated by "{NAME OF PORTFOLIO}."

                                     FORM OF
                              SUBADVISORY AGREEMENT



        This Agreement is entered into as of the ___ day of ______________, 1999, among Fidelity Concord Street Trust, a Massachusetts business trust (the "Trust"), on behalf of {NAME OF PORTFOLIO}, a series portfolio of the Trust (the "Portfolio"), Fidelity Management & Research Company, a Massachusetts corporation ("Manager"), and Bankers Trust Company, a New York banking corporation ("Subadviser").

        WHEREAS, the Trust, on behalf of the Portfolio, has entered into a Management Contract, dated {FOR SPARTAN U.S. EQUITY INDEX FUND: December 5} {FOR SPARTAN TOTAL MARKET INDEX FUND, SPARTAN EXTENDED MARKET INDEX FUND, AND SPARTAN INTERNATIONAL INDEX FUND: November 3}, 1997, with Manager (the "Management Contract"), pursuant to which Manager has agreed to provide certain management and administrative services to the Portfolio; and

        WHEREAS, Manager desires to appoint Subadviser as investment subadviser to provide the investment advisory and administrative services to the Portfolio specified herein, and Subadviser is willing to serve the Portfolio in such capacity; and

        WHEREAS, the trustees of the Trust (the "Trustees"), including a majority of the Trustees who are not "interested persons" (as such term is defined below) of any party to this Agreement, and the shareholder(s) of the Portfolio, have each consented to such an arrangement;

        NOW THEREFORE, in consideration of the mutual covenants contained herein, the parties agree as follows:

                   I. APPOINTMENT OF SUBADVISER; COMPENSATION

        1.1 APPOINTMENT AS SUBADVISER. Subject to and in accordance with the provisions hereof, Manager hereby appoints Subadviser as investment subadviser to perform the various investment advisory and other services to the Portfolio set forth herein and, subject to the restrictions set forth herein, hereby delegates to Subadviser the authority vested in Manager pursuant to the Management Contract to the extent necessary to enable Subadviser to perform its obligations under this Agreement.

        1.2 SCOPE OF INVESTMENT AUTHORITY. (a) The Subadviser is hereby authorized, on a discretionary basis, to manage the investments and determine the composition of the assets of the Portfolio, subject at all times to (i) the supervision and control of the Trustees, (ii) the requirements of the Investment Company Act of 1940, as amended (the "Investment Company Act") and the rules thereunder, (iii) the investment objective, policies and limitations, as provided in the Portfolio's Prospectus and other governing documents, and (iv) such instructions, policies and limitations relating to the Portfolio as the Trustees or Manager may from time to time adopt and communicate in writing to Subadviser. Notwithstanding anything herein to the contrary, Subadviser is not authorized to take any action, including the purchase and sale of portfolio securities, in contravention of any restriction, limitation, objective, policy or instruction described in the previous sentence.

        (b) It is understood and agreed that, for so long as this Agreement shall remain in effect, Subadviser shall retain discretionary investment authority over the manner in which the Portfolio's assets are invested, and Manager shall not have the right to overrule any investment decision with respect to a particular security made by Subadviser, PROVIDED that the Trustees and Manager shall at all times have the right to monitor the Portfolio's investment activities and performance, require Subadviser to make reports and give explanations as to the manner in which the Portfolio's assets are being invested, and, should either Manager or the Trustees become dissatisfied with Subadviser's performance in any way, terminate this Agreement in accordance with the provisions of Section 8.2 hereof.

        1.3 APPOINTMENT AS PROXY VOTING AGENT. Subject to and in accordance with the provisions hereof, the Trustees hereby appoint Subadviser as the Portfolio's proxy voting agent, and hereby delegate to Subadviser discretionary authority to vote all proxies solicited by or with respect to issuers of securities in which the assets of the Portfolio may be invested from time to time. Upon written notice to Subadviser, the Trustees may at any time withdraw the authority granted to Subadviser pursuant to this Section 1.3 to perform any or all of the proxy voting services contemplated hereby.

        1.4 GOVERNING DOCUMENTS. Manager will provide Subadviser with copies of
(i) the Trust's Declaration of Trust and By-laws, as currently in effect, (ii) the Portfolio's currently effective prospectus and statement of additional information, as set forth in the Trust's registration statement under the Investment Company Act and the Securities Act of 1933, as amended, (iii) any instructions, investment policies or other restrictions adopted by the Trustees or Manager supplemental thereto, and (iv) the Management Contract. Manager will provide Subadviser with such further documentation and information concerning the investment objectives, policies and restrictions applicable to the Portfolio as Subadviser may from time to time reasonably request.

        1.5 SUBADVISER'S RELATIONSHIP. Notwithstanding anything herein to the contrary, Subadviser shall be an independent contractor and will have no authority to act for or represent the Trust, the Portfolio or Manager in any way or otherwise be deemed an agent of any of them, except to the extent expressly authorized by this Agreement or in writing by the Trust or Manager.

        1.6 COMPENSATION. Subadviser shall be compensated for the services it performs on behalf of the Portfolio in accordance with the terms set forth in Appendix A to this Agreement.

                   II. SERVICES TO BE PERFORMED BY SUBADVISER

        2.1 INVESTMENT ADVISORY SERVICES. (a) In fulfilling its obligations to manage the assets of the Portfolio, Subadviser will:

               (i) formulate and implement a continuous investment program for the Portfolio;

               (ii) take whatever steps are necessary to implement these investment programs by the purchase and sale of securities and other investments, including the selection of brokers or dealers, the placing of orders for such purchases and sales in accordance with the provisions of paragraph (b) below and assuring that such purchases and sales are properly settled and cleared;

               (iii) provide such reports with respect to the implementation of the Portfolio's investment program as the Trustees or Manager shall reasonably request; and

               (iv) provide advice and assistance to Manager as to the determination of the fair value of certain securities where market quotations are not readily available for purposes of calculating net asset value of the Portfolio in accordance with valuation procedures and methods established by the Trustees.

        (b) The Subadviser shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers and dealers selected by Subadviser. Such brokers and dealers may include brokers or dealers that are "affiliated persons" (as such term is defined in the Investment Company
Act) of the Trust, the Portfolio, Manager or Subadviser, PROVIDED that Subadviser shall only place orders on behalf of the Portfolio with such affiliated persons in accordance with procedures adopted by the Trustees pursuant to Rule 17e-1 under the Investment Company Act. The Subadviser shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Portfolio and/or other accounts over which Subadviser or its affiliates exercise investment discretion. The Subadviser is authorized to pay a broker or dealer who provided such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if Subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Subadviser and its affiliates have in respect to accounts over which they exercise investment discretion. The Trustees shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods were reasonable in relation to the benefits to the Portfolio.

        2.2. ADMINISTRATIVE AND OTHER SERVICES. (a) Subadviser will, at its expense, furnish (i) all necessary investment and management facilities, including salaries of personnel required for it to execute its duties faithfully, and (ii) administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the investment affairs of the Portfolio (excluding determination of net asset values and shareholder accounting services).

        (b) Subadviser will maintain all accounts, books and records with respect to the Portfolio as are required of an investment adviser of a registered investment company pursuant to the Investment Company Act and the rules thereunder. Subadviser agrees that such records are the property of the Trust, and will be surrendered to the Trust promptly upon request. The Manager shall be granted reasonable access to the records and documents in Subadviser's possession relating to the Portfolios.

        (c) Subadviser shall provide such information as is necessary to enable Manager to prepare and update the Trust's registration statement (and any supplement thereto) and the Portfolio's financial statements. Subadviser understands that the Trust and Manager will rely on such information in the preparation of the Trust's registration statement and the Portfolio's financial statements, and hereby covenants that any such information approved by Subadviser expressly for use in such registration and/or financial statements shall be true and complete in all material respects.

        (d) Subadviser will vote the Portfolio's investment securities in the manner in which Subadviser believes to be in the best interests of the Portfolio, and shall review its proxy voting activities on a periodic basis with the Trustees.

        (e) Subadviser will provide custodian services to the Portfolio in accordance with the provisions of a separate Custodian Agreement, dated as of the date hereof, between the Trust, on behalf of the Portfolio, and Subadviser.

                        III. COMPLIANCE; CONFIDENTIALITY

        3.1 COMPLIANCE. (a) Subadviser will comply with (i) all applicable state and federal laws and regulations governing the performance of the Subadviser's duties hereunder, (ii) the investment objective, policies and limitations, as provided in the Portfolio's Prospectus and other governing documents, and (iii) such instructions, policies and limitations relating to the Portfolio as the Trustees or Manager may from time to time adopt and communicate in writing to subadviser.

        (b) Subadviser will adopt a written code of ethics complying with the requirements of Rule 17j-1 under the Investment Company Act and will provide the Trust with a copy of such code of ethics, evidence of its adoption and copies of any supplemental policies and procedures implemented to ensure compliance therewith.

        3.2 CONFIDENTIALITY. The parties to this Agreement agree that each shall treat as confidential all information provided by a party to the others regarding such party's business and operations, including without limitation the investment activities or holdings of the Portfolio. All confidential information provided by a party hereto shall be used by any other parties hereto solely for the purposes of rendering services pursuant to this Agreement and, except as may be required in carrying out the terms of this Agreement, shall not be disclosed to any third party without the prior consent of such providing party. The foregoing shall not be applicable to any information that is publicly available when provided or which thereafter becomes publicly available other than in contravention of this Section 3.2 or which is required to be disclosed by any regulatory authority in the lawful and appropriate exercise of its jurisdiction over a party, any auditor of the parties hereto, by judicial or administrative process or otherwise by applicable law or regulation.

                           IV. LIABILITY OF SUBADVISER

        4.1 LIABILITY; STANDARD OF CARE. Notwithstanding anything herein to the contrary, neither Subadviser, nor any of its directors, officers or employees, shall be liable to Manager or the Trust for any loss resulting from Subadviser's acts or omissions as Subadviser to the Portfolio, except to the extent any such losses result from bad faith, willful misfeasance, reckless disregard or gross negligence on the part of the Subadviser or any of its directors, officers or employees in the performance of the Subadviser's duties and obligations under this Agreement.

        4.2 INDEMNIFICATION. (a) Subadviser agrees to indemnify and hold the Trust and Manager harmless from any and all direct or indirect liabilities, losses or damages (including reasonable attorneys fees) suffered by the Trust or Manager resulting from (i) Subadviser's breach of its duties hereunder, or (ii) bad faith, willful misfeasance, reckless disregard or gross negligence on the part of the Subadviser or any of its directors, officers or employees in the performance of the Subadviser's duties and obligations under this Agreement, except to the extent such loss results from the Trust's or Manager's own willful misfeasance, bad faith, reckless disregard or negligence in the performance of their respective duties and obligations under the Management Contract or this Agreement.

        (b) Manager hereby agrees to indemnify and hold Subadviser harmless from any and all direct or indirect liabilities, losses or damages (including reasonable attorney's fees) suffered by Subadviser resulting from (i) Manager's breach of its duties under Management Contract, or (ii) bad faith, willful misfeasance, reckless disregard or gross negligence on the part of Manager or any of its directors, officers or employees in the performance of Manager's duties and obligations under this Agreement, except to the extent such loss results from Subadviser's own willful misfeasance, bad faith, reckless disregard or negligence in the performance of Subadviser's duties and obligations under this Agreement.

                V. SUPPLEMENTAL ARRANGEMENTS; EXPENSES; INSURANCE

        5.1 SUPPLEMENTAL ARRANGEMENTS. Subject to the prior written consent of the Trustees and Manager, Subadviser may enter into arrangements with other persons affiliated with Subadviser to better fulfill its obligations under this Agreement for the provision of certain personnel and facilities to Subadviser, provided that such arrangements do not rise to the level of an advisory contract subject to the requirements of Section 15 of the Investment Company Act.

        5.2 EXPENSES. It is understood that the Portfolio will pay all of its expenses other than those expressly stated to be payable by Subadviser hereunder or by Manager under the Management Agreement. Subadviser expressly agrees to pay the cost of all custody services required by the Portfolio. Expenses paid by the Portfolios will include, but not be limited to, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Trustees other than those who are "interested persons" of the Trust, Manager or Subadviser; (iv) legal and audit expenses; (v) registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Trust and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio; (viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefor; (ix) a pro rata share based on the relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Manager, of 50% of insurance premiums for fidelity bond and other coverage;
(x) investment management fees; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto;
(xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and any legal obligation that the Portfolio may have to indemnify the Trustees, officers and/or employees or agents with respect thereto. Subadviser shall not cause the Trust or the Portfolios to incur any expenses, other than those reasonably necessary for Subadviser to fulfill its obligations under this Agreement, unless Subadviser has first notified Manager of its intention to do so.

        5.3 INSURANCE. Subadviser shall maintain for the duration hereof, with an insurer acceptable to Manager, a blanket bond and professional liability (errors and omissions) insurance in amounts reasonably acceptable to Manager. Subadviser agrees that such insurance shall be considered primary and Subadviser shall assure that such policies pay claims prior to similar policies that may be maintained by Manager. In the event Subadviser fails to have in force such insurance, that failure will not exclude Subadviser's responsibility to pay up to the limit Subadviser would have had to pay had said insurance been in force.

                            VI. CONFLICTS OF INTEREST

        6.1 CONFLICTS OF INTEREST. It is understood that the Trustees, officers, agents and shareholders of the Trust are or may be interested in Subadviser as directors, officers, stockholders or otherwise; that directors, officers, agents and stockholders of Subadviser are or may be interested in the Trust as trustees, officers, shareholders or otherwise; that Subadviser may be interested in the Trust; and that the existence of any such dual interest shall not affect the validity of this Agreement or of any transactions hereunder except as otherwise provided in the Trust's Declaration of Trust and the Articles of Incorporation of Subadviser, respectively, or by specific provisions of applicable law.

                                 VII. REGULATION

        7.1 REGULATION. Subadviser shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports or other material which any such body by reason of this Agreement may reasonably request or require pursuant to applicable laws and regulations.

                   VIII. DURATION AND TERMINATION OF AGREEMENT

        8.1 EFFECTIVE DATE; DURATION; CONTINUANCE. (a) This Agreement shall become effective on ________, 1999.

        (b) Subject to prior termination pursuant to Section 8.2 below, this Agreement shall continue in force until July 31, 2000, and indefinitely thereafter, but only so long as the continuance after such date shall be specifically approved at least annually by vote of the Trustees or by a vote of a majority of the outstanding voting securities of the Portfolio, provided that in either event such continuance shall also be approved by the vote of a majority of the Trustees who are not "interested persons" (as such term is defined in the Investment Company Act) of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval.

        (c) The required shareholder approval of this Agreement or any continuance of this Agreement shall be effective with respect to the Portfolio if a majority of the outstanding voting securities of the series (as defined in Rule 18f-2(h) under the Investment Company Act) of shares of the Portfolio votes to approve this Agreement or its continuance.

        8.2 TERMINATION AND ASSIGNMENT. (a) This Agreement may be terminated at any time, upon sixty days' written notice, without the payment of any penalty,
(i) by the Trustees, (ii) by the vote of a majority of the outstanding voting securities of the Portfolio; (iii) by Manager, or (iv) by Subadviser.

        (b) This Agreement will terminate automatically, without the payment of any penalty, (i) in the event of its assignment (as defined in the Investment Company Act) or (ii) in the event the Management Contract is terminated for any reason.

        8.3 DEFINITIONS. The terms "registered investment company," "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the Investment Company Act as now in effect or as hereafter amended, and subject to such orders or no-action letters as may be granted by the Securities and Exchange Commission ("Commission").

                 IX. REPRESENTATIONS, WARRANTIES AND COVENANTS

        9.1 REPRESENTATIONS OF THE PORTFOLIO. The Trust, on behalf of the Portfolio, represents and warrants hat:

               (i) the Trust is a business trust established pursuant to the laws of the Commonwealth of Massachusetts;

               (ii) the Trust is duly registered as an investment company under the Investment Company Act and the Portfolio is a duly constituted series portfolio thereof;

               (iii) the execution, delivery and performance of this Agreement are within the Trust's powers, have been and remain duly authorized by all necessary action (including without limitation all necessary approvals and other actions required under the Investment Company Act) and will not violate or constitute a default under any applicable law or regulation or of any decree, order, judgment, agreement or instrument binding on the Trust or the Portfolio;

               (iv) no consent (including, but not limited to, exchange control consents) of any applicable governmental authority or body is necessary, except for such consents as have been obtained and are in full force and effect, and all conditions of which have been duly complied with; and

               (v) this Agreement constitutes a legal, valid and binding obligation enforceable against the Trust and the Portfolio in accordance with its terms.

               9.2 REPRESENTATIONS OF THE MANAGER. The Manager represents, warrants and agrees that:

               (i) Manager is a corporation established pursuant to the laws of the Commonwealth of Massachusetts;

               (ii) Manager is duly registered as an "investment adviser" under the Investment Advisers Act of 1940 ("Advisers Act");

               (iii) Manager has been duly appointed by the Trustees and Shareholders of the Portfolio to provide investment services to the Portfolio as contemplated by the Management Contract.

               (iv) the execution, delivery and performance of this Agreement are within Manager's powers, have been and remain duly authorized by all necessary corporate action and will not violate or constitute a default under any applicable law or regulation or of any decree, order, judgment, agreement or instrument binding on Manager;

               (v) no consent (including, but not limited to, exchange control consents) of any applicable governmental authority or body is necessary, except for such consents as have been obtained and are in full force and effect, and all conditions of which have been duly complied with; and

               (vi) this Agreement constitutes a legal, valid and binding obligation enforceable against Manager.

        9.3 REPRESENTATIONS OF SUBADVISER. Subadviser represents, warrants and agrees that:

               (i) Subadviser is a New York banking corporation established pursuant to the laws of the State of New York;

               (ii) Subadviser is duly registered as an "investment adviser" under the Advisers Act; or is a "bank" as defined in Section 202 (a) (2) of the Advisers Act or an "insurance company" as defined in Section 202
        (a) (2) of the Advisers Act.

               (iii) the execution, delivery and performance of this Agreement are within Subadviser's powers, have been and remain duly authorized by all necessary corporate action and will not violate or constitute a default under any applicable law or regulation or of any decree, order, judgment, agreement or instrument binding on Subadviser;

               (iv) no consent (including, but not limited to, exchange control consents) of any applicable governmental authority or body is necessary, except for such consents as have been obtained and are in full force and effect, and all conditions of which have been duly complied with; and

               (v) this Agreement constitutes a legal, valid and binding obligation enforceable against Subadviser.

        9.4 COVENANTS OF THE SUBADVISER. (a) Subadviser will promptly notify the Trust and Manager in writing of the occurrence of any event which could have a material impact on the performance of its obligations pursuant to this Agreement, including without limitation:

               (i) the occurrence of any event which could disqualify Subadviser from serving as an investment adviser of a registered investment company pursuant to Section 9 (a) of the Investment Company Act or otherwise;

               (ii) any material change in the Subadviser's overall business activities that may have a material adverse affect on the Subadviser's ability to perform under its obligations under this Agreement;

               (iii) any event that would constitute a change in control of Subadviser;

               (iv) any change in the portfolio manager of the Portfolio; and

               (v) the existence of any pending or threatened audit, investigation, complaint, examination or other inquiry (other than routine regulatory examinations or inspections) relating to the Portfolio conducted by any state or federal governmental regulatory authority.

        (b) Subadviser agrees that it will promptly supply Manager with copies of any material changes to any of the documents provided by Subadviser pursuant to Section 3.1.

                           X. MISCELLANEOUS PROVISIONS

        10.1 USE OF SUBADVISER'S NAME. Neither the Trust nor Manager will use the name of Subadviser, or any affiliate of Subadviser, in any prospectus, advertisement sales literature or other communication to the public except in accordance with such policies and procedures as shall be mutually agreed to in writing by the Subadviser and the Manager.


        10.2 USE OF TRUST OR MANAGER'S NAME. Subadviser will not use the name of Manager, the Trust or the Portfolio in any prospectus, advertisement, sales literature or other communication to the public except in accordance with such policies and procedures as shall be mutually agreed to in writing by the Subadviser and the Manager.

        10.3 AMENDMENTS. This Agreement may be modified by mutual consent of the Manager, the Subadviser and the Portfolio subject to the provisions of Section 15 of the Investment Company Act, as modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted by, or interpretive releases of, the Commission.

        10.4 ENTIRE AGREEMENT. This Agreement contains the entire understanding and agreement of the parties with respect to the subject hereof.

        10.5 CAPTIONS. The headings in the sections of this Agreement are inserted for convenience of reference only and shall not constitute a part of the Agreement.

        10.6 NOTICES. All notices required to be given pursuant to this Agreement shall be delivered or mailed to the last known business address of the Trust, Manager or Subadviser, as the case may be, in person or by registered mail or a private mail or delivery service providing the sender with notice of receipt. Notice shall be deemed given on the date delivered or mailed in accordance with this Section 10.6.

        10.7 SEVERABILITY. Should any portion of this Agreement, for any reason, be held to be void at law or in equity, the Agreement shall be construed, insofar as is possible, as if such portion had never been contained herein.

        10.8 GOVERNING LAW. The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the Commonwealth of Massachusetts (without giving effect to the choice of law provisions thereof), or any of the applicable provisions of the Investment Company Act. To the extent that the laws of the Commonwealth of Massachusetts, or any of the provisions in this Agreement, conflict with applicable provisions of the Investment Company Act, the latter shall control.

        10.9 LIMITATION OF LIABILITY. The Declaration of Trust establishing the Trust, dated July 10, 1987, a copy of which, together with all amendments, is on file in the office of the Secretary of the Commonwealth of Massachusetts, and notice is hereby given that this Agreement is not executed on behalf of any of the Trustees as individuals and no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property, for the satisfaction of any obligation or claim, in connection with the affairs of the Trust or the Portfolio, but only the assets belonging to the Portfolio shall be liable.

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed under seal by their duly authorized officers as of the date first mentioned above.

                                                         SIGNATURE LINES OMITTED

                                   APPENDIX A


        Pursuant to Section 1.6 of the Subadvisory Agreement among Fidelity Concord Street Trust (the "Trust"), on behalf of {NAME OF PORTFOLIO} (the "Portfolio"), Fidelity Management & Research Company ("Manager") and Bankers Trust Company ("Subadviser"), Subadviser shall be compensated for the services it performs on behalf of the Portfolio as follows:

        1. FEES PAYABLE BY MANAGER. Manager will pay Subadviser a monthly fee computed at an annual rate of {FOR SPARTAN U.S. EQUITY INDEX FUND: 0.006% (0.6 basis points)} {FOR SPARTAN TOTAL MARKET INDEX FUND: 0.0125% (1.25 basis points)} {FOR Spartan EXTENDED MARKET INDEX FUND: 0.0125% (1.25 basis points)} {FOR SPARTAN INTERNATIONAL INDEX FUND: 0.065% (6.5 basis points)} of the average daily net assets of the Portfolio (computed in the manner set forth in the Trust's Declaration of Trust) throughout the month. {FOR SPARTAN INTERNATIONAL INDEX FUND ONLY: In addition, Manager shall pay Subadviser a monthly fee equal to $35 for each securities transaction executed on behalf of the Portfolio during such month, provided that such transaction fee shall not exceed in the aggregate $200,000 per annum.}

        Subadviser's fee shall be computed monthly, and within twelve business days of the end of each calendar month, Manager shall transmit to Subadviser the fee for the previous month. Payment shall be made in federal funds wired to a bank account designated by Subadviser. If this Agreement becomes effective or terminates before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs.

        Subadviser agrees to look exclusively to Manager, and not to any assets of the Trust or the Portfolio, for the payment of Subadviser's fees arising under this Paragraph 1.

                                                                     EXHIBIT ___

FUNDS ADVISED BY FMR - TABLE OF AVERAGE NET ASSETS AND EXPENSE RATIOS(a)

[TO BE UPDATED IN A SUBSEQUENT FILING]


                                                                             RATIO OF
                                                                           NET ADVISORY
                                    FISCAL        AVERAGE NET ASSETS   FEES TO AVERAGE NET
INVESTMENT OBJECTIVE AND FUND      YEAR END(a)       (MILLIONS)(b)     ASSETS PAID TO FMR(c)
-----------------------------      -----------    ------------------   ---------------------

INDEX FUNDS
Variable Insurance Products II:     12/31/96         $   480.5                 0.13%*
     Index 500
Spartan U.S. Equity Index            2/28/97           5,035.0                 0.01*
Spartan Market Index                 4/30/97           1,491.9                 0.45




(a)   All fund data are as of the fiscal year end noted in the chart.
(b)   Average net assets are computed on the basis of average net assets of each fund at the close of business on each business day throughout its fiscal period.
(c)   Reflects reductions for any expense  reimbursement paid by or due from FMR pursuant to voluntary or state expense limitations. Funds so affected are indicated by an (*).


                                                                   EXHIBIT _


             BANKERS TRUST COMPANY ADVISED/SUB-ADVISED MUTUAL FUNDS*

[TO BE UPDATED IN A SUBSEQUENT FILING]

                                                      Assets                 Advisory Fees
Fund                                               as of 5/25/99            Payable to BT(a)
---------------------------------------------- ----------------------   ------------------------

S&P INDEX FUNDS
---------------

Equity Index Portfolio (b)                        $6,535,084,349.59              0.085%

Includes the following feeder funds:              $2,376,406,676.21
    BT Inst'l: Equity 500 Index Fund (c)            $924,030,686.42
    BT Pyramid Investment Equity 500
        Index (d)                                 $2,670,922,035.83
    USAA S&P 500 Index (e)                          $318,025,886.62
    Amer AADV:  S&P 500 - AMR Class (f)               $3,475,740.53
    Amer AADV:  S&P 500 - Mileage Fund (f)          $241,297,029.28
    Scudder S&P 500 Index (g)


VALIC S&P (Variable Annuity Life Insurance        $4,318,817,502          0.02% 1st $2 billion
    Company) (i)                                                          0.01% over $2 billion

PacMut S&P (Pacific Mutual Life Insurance         $1,548,635,978          0.07% 1st $100mm
    Company) (i)                                                          0.03% next $100mm
                                                                          0.01% over $200mm
                                                                      minimum $100,000
                                                                      advisory fee

BT Insur:  Equity 500 Index (Variable               $108,602,298.52              0.20%
    Annuity) (h)

S&P "INDEX BASED" FUND
----------------------

AARP U.S. Stock Index (j)                           $403,717,834          0.07% 1st $100mm
                                                                          0.03% next $100mm
                                                                          0.01% over $200mm
                                                                              minimum $75,000
                                                                      advisory fee

EAFE INDEX FUNDS
----------------
BT Inv Port:  EAFE Equity Index Portfolio (b)        $59,334,019.05              0.25%

Includes the following feeder fund:
    BT ADV:  EAFE Equity Index Fund - Inst'l         $59,358,576.25
        Cl (c)
BT Insur:  EAFE Equity Index Fund (Variable          $43,998,229.14              0.45%
Annuity) (h)



                                                      Assets                 Advisory Fees
Fund                                               as of 5/25/99            Payable to BT(a)
---------------------------------------------- ----------------------   ------------------------

RUSSELL 2000 INDEX FUNDS
------------------------

BT Inv Port:  Small Cap Index Portfolio (b)         $119,163,061.81              0.15%

Includes the following feeder fund:
    BT ADV:  Small Cap Index Fund - Inst'l           $88,773,064.53
        Cl (c)

BT Insur:  Small Cap Index Fund (Variable            $31,302,185.68              0.35%
    Annuity) (h)

(a) Reflects reductions for any expense reimbursement paid by or due from the pursuant to expense limitations. Funds so affected are indicated by an (*).
(b) Master portfolio not available for direct retail purchase. (c) Feeder fund available to institutional investors through BT. (d) Feeder fund available to retail investors through BT.
(e) Feeder fund available to customers of United States Automobile Association and retail public. (f) Feeder fund available to customers of American
    Airlines.
(g) Feeder fund available to customers of Scudder, Stevens & Clark; commenced operations on August 29, 1997.
(h) Available only through variable annuity products; the EAFE Equity Index Fund and Small Cap Index Fund of the BT Insurance Funds Trust commenced operations on August 22, 1997.
(i) Available only through variable annuity products.
(j) Sub-advised  fund  available to members of American  Association  of Retired
    Persons.
*   Includes sub-advised funds that commenced operations prior to 1/1/99.

                                                                        EXHIBIT

                        BANKERS TRUST COMPANY - DIRECTORS


NAME AND PRINCIPAL OCCUPATION                  BUSINESS ADDRESS
-----------------------------                  ----------------

Mr. Lee A. Ault III, Investor                  190l Avenue of the Stars
                                               Suite 1800
                                               Los Angeles, CA  90067-6018

Mr. Neil R. Austrian, President and            National Football League
   Chief Operating Officer, National           280 Park Avenue - FL. 17E
   Football League                             New York, NY  10017

Mr. George B. Beitzel, Director of             29 King Street
   Various Corporations                        Chappaqua, NY  10514-3432

Dr. Phillip A. Griffiths, Director,            Institute for Advanced Study
   Institute for Advanced Study                Olden Lane
                                               Princeton, NJ  08540

Mr. William R. Howell, Chairman                J.C. Penney Company, Inc.
   Emeritus, J.C. Penney Company,              P.O. Box 10001
   Inc.                                        Dallas, TX  75301-1109

Vernon E. Jordan, Jr., Esq., Senior            Akin, Gump, Strauss, Hauer &
   Partner, Akin, Gump, Strauss,               Feld, LLP
   Hauer & Feld, LLP, Attorneys-at-law         1333 New Hampshire Avenue, N.W.
                                               Suite 400
                                               Washington, D.C.  20036

Mr. Hamish Maxwell, Retired Chairman           Philip Morris Companies, Inc.
   and Chief Executive Officer,                120 Park Avenue
   Philip Morris Companies, Inc.               New York, NY  10017

Mr. Frank N. Newman, Chairman of the           Bankers Trust Company
   Board, Chief Executive Officer and          130 Liberty Street
   President, Bankers Trust                    New York, NY  10006
   Corporation and Bankers Trust
   Company

Mr. N.J. Nicholas Jr., Investor                45 West 67th Street - Suite 19F
                                               New York, NY  10023

Mr. Russell E. Palmer, Chairman and            The Palmer Group
   Chief Executive Officer, The                3600 Market Street, Suite 530
   Palmer Group                                Philadelphia, PA  19104

Mr. Donald L. Staheli, Retired                 39 Locust Avenue
   Chairman of the Board and Chief             Suite 204
   Executive Officer, Continental              New Canaan, CT 06840
   Grain Company

Mrs. Patricia Carry Stewart, Former            Bankers Trust Company
   Vice President, The Edna McConnell          130 Liberty Street
   Clark Foundation                            New York, NY  10006

Mr. G. Richard Thoman, President,              Xerox Corporation
   Chief Executive Officer and                 800 Long Ridge Road
   Director, Xerox Corporation                 Stamford, CT  06904

NAME AND PRINCIPAL OCCUPATION                  BUSINESS ADDRESS
-----------------------------                  ----------------

Mr. George J. Vojta, Vice Chairman of          Bankers Trust Company
   the Board, Bankers Trust                    130 Liberty Street
   Corporation and Bankers Trust               New York, NY  10006
   Company

Mr. Paul A. Volcker, Director of               610 Fifth Avenue
   Various Corporations                        Suite 420
                                               New York, NY  10020

              Vote this proxy card TODAY! Your prompt response will
                    save the expense of additional mailings.

           Return the proxy card in the enclosed envelope or mail to:

                              FIDELITY INVESTMENTS
                                Proxy Department
                                  P.O. Box 9107
                             Hingham, MA 02043-9848


                  PLEASE DETACH AT PERFORATION BEFORE MAILING.
--------------------------------------------------------------------------------
FIDELITY CONCORD STREET TRUST:  SPARTAN U.S. EQUITY INDEX FUND
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Gerald C. McDonough and Eric D. Roiter, or any one or more of them, attorneys, with full power of substitution, to vote all shares of FIDELITY CONCORD STREET TRUST: SPARTAN U.S. EQUITY INDEX FUND which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on September 15, 1999, at 10:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

                                      NOTE:  Please  sign  exactly  as your name
                                      appears on this Proxy.  When  signing in a
                                      fiduciary  capacity,   such  as  executor,
                                      administrator,      trustee,     attorney,
                                      guardian,   etc.,   please  so   indicate.
                                      Corporate and  partnership  proxies should
                                      be   signed   by  an   authorized   person
                                      indicating the person's title.

                                     Date
                                         --------------------------------, 1999

                                     ---------------------------------------

                                     ---------------------------------------

                                      Signature(s) (Title(s), if applicable)
                                            PLEASE SIGN, DATE, AND RETURN
                                            PROMPTLY IN ENCLOSED ENVELOPE


                                                    cusip # 315911206/fund # 650

Please refer to the Proxy Statement  discussion of each of these matters.
IF NO SPECIFICATION  IS MADE,  THE PROXY SHALL BE VOTED FOR THE  PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
--------------------------------------------------------------------------------

1(a). To approve an interim sub-advisory agreement with FOR [ ] AGAINST [ ] ABSTAIN [ ] 1(a).
      Bankers Trust Company for the fund.

1(b).  To approve a new sub-advisory  agreement with    FOR [ ] AGAINST [ ] ABSTAIN [ ] 1(b).
       Bankers Trust Company for the fund.

2.     To approve a new "manager-of-managers"           FOR [ ] AGAINST [ ] ABSTAIN [ ] 2.
       arrangement for the fund.


CON-PXC-0799                                                   cusip # 315911206/fund # 650


              Vote this proxy card TODAY! Your prompt response will
                    save the expense of additional mailings.

           Return the proxy card in the enclosed envelope or mail to:

                              FIDELITY INVESTMENTS
                                Proxy Department
                                  P.O. Box 9107
                             Hingham, MA 02043-9848


                  PLEASE DETACH AT PERFORATION BEFORE MAILING.
--------------------------------------------------------------------------------
FIDELITY CONCORD STREET TRUST:  SPARTAN U.S. EQUITY INDEX FUND
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Gerald C. McDonough and Eric D. Roiter, or any one or more of them, attorneys, with full power of substitution, to vote all shares of FIDELITY CONCORD STREET TRUST as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on September 15, 1999, at 10:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

                                      NOTE:  Please  sign  exactly  as your name
                                      appears on this Proxy.  When  signing in a
                                      fiduciary  capacity,   such  as  executor,
                                      administrator,      trustee,     attorney,
                                      guardian,   etc.,   please  so   indicate.
                                      Corporate and  partnership  proxies should
                                      be   signed   by  an   authorized   person
                                      indicating the person's title.

                                      Date                                , 1999
                                           -------------------------------

                                           ----------------------------------

                                           ----------------------------------

                                          Signature(s) (Title(s), if applicable)
                                                PLEASE SIGN, DATE, AND RETURN
                                                PROMPTLY IN ENCLOSED ENVELOPE

                                                         (650, 397, 398, 399 HH)

Please refer to the Proxy Statement  discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
--------------------------------------------------------------------------------

1(a).  To approve an interim sub-advisory agreement with FOR [ ] AGAINST [ ] ABSTAIN [ ] 1(a).
       Bankers Trust Company for the fund.

1(b).  To approve a new sub-advisory  agreement with     FOR [ ] AGAINST [ ] ABSTAIN [ ] 1(b).
       Bankers Trust Company for the fund.

2.     To approve a new "manager-of-managers"            FOR [ ] AGAINST [ ] ABSTAIN [ ] 2.
       arrangement for the fund.


CON-PXC-0799                                                        cusip #315911206 #650 HH


              Vote this proxy card TODAY! Your prompt response will
                    save the expense of additional mailings.

           Return the proxy card in the enclosed envelope or mail to:

                              FIDELITY INVESTMENTS
                                Proxy Department
                                  P.O. Box 9107
                             Hingham, MA 02043-9848


                  PLEASE DETACH AT PERFORATION BEFORE MAILING.
--------------------------------------------------------------------------------
FIDELITY CONCORD STREET TRUST:  SPARTAN TOTAL MARKET INDEX FUND
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Gerald C. McDonough and Eric D. Roiter, or any one or more of them, attorneys, with full power of substitution, to vote all shares of FIDELITY CONCORD STREET TRUST: SPARTAN TOTAL MARKET INDEX FUND which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on September 15, 1999, at 10:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

                                      NOTE:  Please  sign  exactly  as your name
                                      appears on this Proxy.  When  signing in a
                                      fiduciary  capacity,   such  as  executor,
                                      administrator,      trustee,     attorney,
                                      guardian,   etc.,   please  so   indicate.
                                      Corporate and  partnership  proxies should
                                      be   signed   by  an   authorized   person
                                      indicating the person's title.

                                     Date
                                         --------------------------------, 1999

                                     ---------------------------------------

                                     ---------------------------------------

                                      Signature(s) (Title(s), if applicable)
                                            PLEASE SIGN, DATE, AND RETURN
                                            PROMPTLY IN ENCLOSED ENVELOPE


                                                      cusip #315911404/fund #397

Please refer to the Proxy Statement  discussion of each of these matters.
IF NO SPECIFICATION  IS MADE,  THE PROXY SHALL BE VOTED FOR THE  PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
--------------------------------------------------------------------------------

1(a). To approve an interim sub-advisory agreement with FOR [ ] AGAINST [ ] ABSTAIN [ ] 1(a).
      Bankers Trust Company for the fund.

1(b).  To approve a new sub-advisory  agreement with    FOR [ ] AGAINST [ ] ABSTAIN [ ] 1(b).
       Bankers Trust Company for the fund.

2.     To approve a new "manager-of-managers"           FOR [ ] AGAINST [ ] ABSTAIN [ ] 2.
       arrangement for the fund.


CON-PXC-0799                                                     cusip #315911404/fund #397


              Vote this proxy card TODAY! Your prompt response will
                    save the expense of additional mailings.

           Return the proxy card in the enclosed envelope or mail to:

                              FIDELITY INVESTMENTS
                                Proxy Department
                                  P.O. Box 9107
                             Hingham, MA 02043-9848


                  PLEASE DETACH AT PERFORATION BEFORE MAILING.
--------------------------------------------------------------------------------
FIDELITY CONCORD STREET TRUST:  SPARTAN TOTAL MARKET INDEX FUND
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Gerald C. McDonough and Eric D. Roiter, or any one or more of them, attorneys, with full power of substitution, to vote all shares of FIDELITY CONCORD STREET TRUST as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on September 15, 1999, at 10:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

                                      NOTE:  Please  sign  exactly  as your name
                                      appears on this Proxy.  When  signing in a
                                      fiduciary  capacity,   such  as  executor,
                                      administrator,      trustee,     attorney,
                                      guardian,   etc.,   please  so   indicate.
                                      Corporate and  partnership  proxies should
                                      be   signed   by  an   authorized   person
                                      indicating the person's title.

                                      Date                                , 1999
                                           -------------------------------

                                           ----------------------------------

                                           ----------------------------------

                                          Signature(s) (Title(s), if applicable)
                                                PLEASE SIGN, DATE, AND RETURN
                                                PROMPTLY IN ENCLOSED ENVELOPE

                                                         (650, 397, 398, 399 HH)

Please refer to the Proxy Statement  discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
--------------------------------------------------------------------------------

1(a).  To approve an interim sub-advisory agreement      FOR [ ] AGAINST [ ] ABSTAIN [ ] 1(a).
       with Bankers Trust Company for the fund.

1(b).  To approve a new sub-advisory  agreement with     FOR [ ] AGAINST [ ] ABSTAIN [ ] 1(b).
       Bankers Trust Company for the fund.

2.     To approve a new "manager-of-managers"            FOR [ ] AGAINST [ ] ABSTAIN [ ] 2.
       arrangement for the fund.


CON-PXC-0799                                                        cusip # 315911404 #397 HH



              Vote this proxy card TODAY! Your prompt response will
                    save the expense of additional mailings.

           Return the proxy card in the enclosed envelope or mail to:

                              FIDELITY INVESTMENTS
                                Proxy Department
                                  P.O. Box 9107
                             Hingham, MA 02043-9848


                  PLEASE DETACH AT PERFORATION BEFORE MAILING.
--------------------------------------------------------------------------------
FIDELITY CONCORD STREET TRUST:  SPARTAN EXTENDED MARKET INDEX FUND
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Gerald C. McDonough and Eric D. Roiter, or any one or more of them, attorneys, with full power of substitution, to vote all shares of FIDELITY CONCORD STREET TRUST: SPARTAN EXTENDED MARKET INDEX FUND which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on September 15, 1999, at 10:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

                                      NOTE:  Please  sign  exactly  as your name
                                      appears on this Proxy.  When  signing in a
                                      fiduciary  capacity,   such  as  executor,
                                      administrator,      trustee,     attorney,
                                      guardian,   etc.,   please  so   indicate.
                                      Corporate and  partnership  proxies should
                                      be   signed   by  an   authorized   person
                                      indicating the person's title.

                                     Date                                , 1999
                                         --------------------------------

                                     ---------------------------------------

                                     ---------------------------------------

                                      Signature(s) (Title(s), if applicable)
                                            PLEASE SIGN, DATE, AND RETURN
                                            PROMPTLY IN ENCLOSED ENVELOPE


                                                      cusip #315911503/fund #398

Please refer to the Proxy Statement  discussion of each of these matters.
IF NO SPECIFICATION  IS MADE,  THE PROXY SHALL BE VOTED FOR THE  PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
--------------------------------------------------------------------------------

1(a). To approve an interim sub-advisory agreement with FOR [ ] AGAINST [ ] ABSTAIN [ ] 1(a).
      Bankers Trust Company for the fund.

1(b). To approve a new sub-advisory  agreement with     FOR [ ] AGAINST [ ] ABSTAIN [ ] 1(b).
      Bankers Trust Company for the fund.

2.    To approve a new "manager-of-managers"            FOR [ ] AGAINST [ ] ABSTAIN [ ] 2.
      arrangement for the fund.


 CON-PXC-0799                                                   cusip #315911503/fund #398


              Vote this proxy card TODAY! Your prompt response will
                    save the expense of additional mailings.

           Return the proxy card in the enclosed envelope or mail to:

                              FIDELITY INVESTMENTS
                                Proxy Department
                                  P.O. Box 9107
                             Hingham, MA 02043-9848


                  PLEASE DETACH AT PERFORATION BEFORE MAILING.
--------------------------------------------------------------------------------
FIDELITY CONCORD STREET TRUST:  SPARTAN EXTENDED MARKET INDEX FUND
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Gerald C. McDonough and Eric D. Roiter, or any one or more of them, attorneys, with full power of substitution, to vote all shares of FIDELITY CONCORD STREET TRUST as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on September 15, 1999, at 10:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

                                      NOTE:  Please  sign  exactly  as your name
                                      appears on this Proxy.  When  signing in a
                                      fiduciary  capacity,   such  as  executor,
                                      administrator,      trustee,     attorney,
                                      guardian,   etc.,   please  so   indicate.
                                      Corporate and  partnership  proxies should
                                      be   signed   by  an   authorized   person
                                      indicating the person's title.

                                      Date                                , 1999
                                           -------------------------------

                                           ----------------------------------

                                           ----------------------------------

                                          Signature(s) (Title(s), if applicable)
                                                PLEASE SIGN, DATE, AND RETURN
                                                PROMPTLY IN ENCLOSED ENVELOPE

                                                         (650, 397, 398, 399 HH)

Please refer to the Proxy Statement  discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
--------------------------------------------------------------------------------

1(a).  To approve an interim sub-advisory agreement with FOR [ ] AGAINST [ ] ABSTAIN [ ] 1(a).
       Bankers Trust Company for the fund.

1(b).  To approve a new sub-advisory  agreement with     FOR [ ] AGAINST [ ] ABSTAIN [ ] 1(b).
       Bankers Trust Company for the fund.

2.     To approve a new "manager-of-managers"            FOR [ ] AGAINST [ ] ABSTAIN [ ] 2.
       arrangement for the fund.


CON-PXC-0799                                                        cusip #315911503 #398 HH



              Vote this proxy card TODAY! Your prompt response will
                    save the expense of additional mailings.

           Return the proxy card in the enclosed envelope or mail to:

                              FIDELITY INVESTMENTS
                                Proxy Department
                                  P.O. Box 9107
                             Hingham, MA 02043-9848


                  PLEASE DETACH AT PERFORATION BEFORE MAILING.
--------------------------------------------------------------------------------
FIDELITY CONCORD STREET TRUST:  SPARTAN INTERNATIONAL INDEX FUND
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Gerald C. McDonough and Eric D. Roiter, or any one or more of them, attorneys, with full power of substitution, to vote all shares of FIDELITY CONCORD STREET TRUST: SPARTAN INTERNATIONAL INDEX FUND which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on September 15, 1999, at 10:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

                                      NOTE:  Please  sign  exactly  as your name
                                      appears on this Proxy.  When  signing in a
                                      fiduciary  capacity,   such  as  executor,
                                      administrator,      trustee,     attorney,
                                      guardian,   etc.,   please  so   indicate.
                                      Corporate and  partnership  proxies should
                                      be   signed   by  an   authorized   person
                                      indicating the person's title.

                                     Date                                , 1999
                                         --------------------------------

                                     ---------------------------------------

                                     ---------------------------------------

                                      Signature(s) (Title(s), if applicable)
                                            PLEASE SIGN, DATE, AND RETURN
                                            PROMPTLY IN ENCLOSED ENVELOPE


                                                     cusip #315911602/fund #399

Please refer to the Proxy Statement  discussion of each of these matters.
IF NO SPECIFICATION  IS MADE,  THE PROXY SHALL BE VOTED FOR THE  PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
--------------------------------------------------------------------------------

1(a). To approve an interim sub-advisory agreement with FOR [ ] AGAINST [ ] ABSTAIN [ ] 1(a).
      Bankers Trust Company for the fund.

1(b). To approve a new sub-advisory  agreement with     FOR [ ] AGAINST [ ] ABSTAIN [ ] 1(b).
      Bankers Trust Company for the fund.

2.    To approve a new "manager-of-managers"            FOR [ ] AGAINST [ ] ABSTAIN [ ] 2.
      arrangement for the fund.


CON-PXC-0799                                                     cusip #315911602/fund #399


              Vote this proxy card TODAY! Your prompt response will
                    save the expense of additional mailings.

           Return the proxy card in the enclosed envelope or mail to:

                              FIDELITY INVESTMENTS
                                Proxy Department
                                  P.O. Box 9107
                             Hingham, MA 02043-9848


                  PLEASE DETACH AT PERFORATION BEFORE MAILING.
--------------------------------------------------------------------------------
FIDELITY CONCORD STREET TRUST:  SPARTAN INTERNATIONAL INDEX FUND
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Gerald C. McDonough and Eric D. Roiter, or any one or more of them, attorneys, with full power of substitution, to vote all shares of FIDELITY CONCORD STREET TRUST as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on September 15, 1999, at 10:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

                                      NOTE:  Please  sign  exactly  as your name
                                      appears on this Proxy.  When  signing in a
                                      fiduciary  capacity,   such  as  executor,
                                      administrator,      trustee,     attorney,
                                      guardian,   etc.,   please  so   indicate.
                                      Corporate and  partnership  proxies should
                                      be   signed   by  an   authorized   person
                                      indicating the person's title.

                                      Date                                , 1999
                                           -------------------------------

                                           ----------------------------------

                                           ----------------------------------

                                          Signature(s) (Title(s), if applicable)
                                                PLEASE SIGN, DATE, AND RETURN
                                                PROMPTLY IN ENCLOSED ENVELOPE

                                                         (650, 397, 398, 399 HH)

Please refer to the Proxy Statement  discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
--------------------------------------------------------------------------------

1(a).  To approve an interim sub-advisory agreement with FOR [ ] AGAINST [ ] ABSTAIN [ ] 1(a).
       Bankers Trust Company for the fund.

1(b).  To approve a new sub-advisory  agreement with     FOR [ ] AGAINST [ ] ABSTAIN [ ] 1(b).
       Bankers Trust Company for the fund.

2.     To approve a new "manager-of-managers"            FOR [ ] AGAINST [ ] ABSTAIN [ ] 2.
       arrangement for the fund.


CON-PXC-0799                                                        cusip #315911602 #399 HH
